Exhibit 10.22

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN

SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT is made as of this 6th day of November, 2009, by and among INTROGEN THERAPEUTICS, INC., a Delaware corporation (“Introgen Therapeutics”) and INTROGEN TECHNICAL SERVICES, INC., a Delaware corporation (“Introgen Services”), as debtors and debtors-in-possession (each a “Seller” and together “Sellers”), and POPE INVESTMENTS II LLC, a Delaware limited liability company (“Buyer”).

WITNESSETH

WHEREAS, Sellers are currently debtors and debtors-in-possession in a case under the Bankruptcy Code titled, In re Introgen Therapeutics, Inc. and Introgen Technical Services, Inc., Case No. 08-12442, in the Bankruptcy Court (the “Bankruptcy Case”);

WHEREAS, Sellers intend to convey to Buyer Sellers’ assets, contracts and rights necessary or useful for developing, obtaining regulatory approvals in the United States and abroad for, manufacturing, commercializing and marketing the Assets (defined below).

WHEREAS, Buyer desires to acquire the assets, contracts and rights necessary to further develop, obtain regulatory approvals in the United States and abroad for, manufacture, commercialize and market the Assets (defined below);

WHEREAS, Sellers and Buyer desire to set forth their agreement with respect to the transfer of certain assets to, and the assumption of specified liabilities by, Buyer in exchange for the consideration specified herein;

NOW THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound, Sellers and Buyer do hereby agree as follows:

ARTICLE I

TRANSFER OF ASSETS

1.1 Assets.

(a) Transferred Assets. Except as to any Excluded Assets, Sellers hereby agree to contribute, convey, grant, assign and transfer, free and clear of Liens, Claims, interests and Encumbrances, each as defined in the Order Approving Debtors’ Motion to Sell Property Under Section 363(b) of the Bankruptcy Code, dated October 8, 2009, as the same may be amended pursuant to Section 3.2 below (the “Sale Order”) to Buyer at the Closing, and Buyer hereby agrees to accept from Sellers at the Closing, the following assets, properties, rights and privileges owned, used or held for use by Sellers as described below (the “Assets”):

(1) All of Sellers’ interest, right and title to the patents and related intellectual property rights listed on Schedule 1.1(0(1) (the “Transferred Intellectual Property Rights”);

(2) The contracts listed on Schedule 1.1(a)(2) (the “Assumed Contracts”);

(3) All vials of Advexin owned by Sellers as of the date of this Agreement and not previously sold including, specifically, without limitation, those vials and other items of personal property listed on Schedule 1.1(a)(3) (the “Transferred Personal Property”);

(4) All of Sellers’ equity interest in VirRx; Inc., a Delaware corporation, which is understood to be a 49% interest, and all of Seller’s rights under any shareholder agreements, investment contracts or other agreements effecting or related to the equity interest in VirRx; Inc., but subject to any restrictions on transfer set forth in any such agreements, provided, however, that Sellers will use commercially reasonable efforts to resolve any transfer restrictions and effect the transfer; and

(5) All other assets, materials, properties, rights and privileges owned, controlled, used or held for use by Sellers in connection with the Transferred Intellectual Property Rights, the Assumed Contracts and the Transferred Personal Property, or relating to the programs listed on Schedule 1.1(a)(5) attached hereto (“Programs”), other than the Excluded Assets, including but not limited to trademarks, regulatory filings and correspondence, clinical, preclinical and other data, documentation, biological materials, tangible research materials, and rights arising under or relating to any and all protective covenant, noncompetition, nonsolicitation, confidentiality or similar agreements relative to the Assets or Programs, and rights or claims arising thereunder.

To the extent that any of the Assets for whatever reason are not or cannot be conveyed, assigned or transferred by Sellers to Buyer at Closing (other than Additional Contracts which are dealt with separately herein), Sellers hereby agree to take such actions requested by Buyer as may be reasonably necessary (including but not limited to granting Buyer a sublicense with respect to such Assets and maintaining any license required to be maintained for such sublicense to survive) to give Buyer the benefits of such Assets for no additional consideration beyond the Purchase Price.

(b) Excluded Assets. “Excluded Assets” shall include the following:

(1) The consideration delivered to Sellers pursuant to this Agreement;

(2) All assets previously transferred to Crucell Holland, B.V. (“Crucell”) under, and all future royalties, payments and contingent proceeds due to Sellers pursuant to, the Patent Purchase Agreement between Introgen Therapeutics and Crucell Holland B.V., dated May 15, 2009;

(3) All assets previously transferred to Vivante GMP Solutions, Inc. (“Vivante”) under, and all future royalties, payments and contingent proceeds due to Sellers pursuant to, the Asset Purchase Agreement between Sellers and Western General Holdings / Vivante GMP Solutions, Inc., dated June 1, 2009 (the “Vivante Agreement”);

(4) 350 vials of Advexin previously sold to Moffitt Cancer Center;

(5) All of Sellers’ right title and interest in and to any and all intellectual property that relates solely to or is useful solely for Introgen Therapeutics’s FUS1 program; provided, however, that Sellers acknowledge and agree that none of the items listed in Schedules 1.1(a)(1), 1.1(a)(2) or 1.1 (a)(3) will be considered FUS1 intellectual property for purposes of this provision;

(6) All causes of action arising under 11 U.S.C. § 542, 543, 544, 545, 546, 547, 548, 549 and 555;

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(7) All causes of action instituted by Sellers before the Closing Date (together with any underlying employment agreement, personnel agreement or similar agreement to the extent related to any such causes of action filed prior to the Closing Date), and all other causes of action brought by the Liquidating Trustee of the Sellers, including, but not limited to, patent infringement claims that arose prior to the Closing Date, but excluding such patent infringement claims relating to the Assets, that have not been brought by the Sellers or Liquidating Trustee of the Sellers prior to the Closing Date;

(8) All stock and other equity interests or financial or ownership interests in Sellers’ subsidiaries and any other entities except as such may be transferred to Buyer in accordance with the provisions contained in Section 3.2(f) hereof; and

(9) One Seagate BlackArmor® NAS 440 4TB external hard drive, Product SKU: ST340005SHA10G-RK; provided, however, that any data relating to the Assets and stored on such hard drive, to which the Buyer has access pursuant to Section 6.1, shall not be excluded hereunder; and

(10) All cash, cash equivalents, trade accounts receivable, and other receivables of Sellers; provided that any receivables derived from the Assets and arising after Closing shall belong to Buyer and will not be an Excluded Asset

(c) Contract Designation Rights.

(1) A Seller is a party to that certain Restated P53 and K-Ras Agreement by and among Aventis Pharmaceuticals Products Inc., Aventis Pharma S.A., and Introgen Therapeutics, Inc. dated June 30, 2001, as supplemented or amended (the “Aventis Agreement”). Each Seller may be a party to other agreements or contracts (in addition to the Assumed Contracts) that support or are valuable to the development or marketability of the Assets, but such additional contracts are under review. From the date hereof until 5:00 p.m. central time on November 30, 2009 (the “Contract Designation Period”), Buyer shall have the option to make designations as to the transfer, assumption and assignment of any contracts or agreements (other than the Assumed Contracts) that were entered into prior to the filing of the bankruptcy case and to which either Seller is a party that, as of the date of this Agreement, have not been rejected, assumed or assigned by Sellers (together with the Aventis Agreement, the “Additional Contracts”) by delivering to Sellers a notice (a “Transfer Notice”) of Buyer’s election to request Sellers to seek approval from the Bankruptcy Court to transfer, assume and assign one or more of such Additional Contracts to Buyer. Upon receipt of a Transfer Notice for an Additional Contract, Sellers shall promptly file and serve an appropriate motion reasonably acceptable to Buyer and Sellers seeking the Bankruptcy Court’s approval of the transfer, assumption and assignment of such Additional Contract to Buyer. Contracts to which any of Sellers’ wholly-owned subsidiaries are a party and which, if any Seller had been party to them would have been an Additional Contract, shall be addressed under the procedures outlined in Section 3.2(f).

(2) By written notice (a “Withdrawal of Transfer Notice”) to Sellers at least two business days prior to the hearing on the Sellers’ motion to transfer, assume and assign any Additional Contract that was the subject of a prior Transfer Notice, Buyer may withdraw its Transfer Notice with respect to one or more Additional Contracts and the Sellers shall withdraw its motion with respect to such designated Additional Contracts only.

(3) Sellers represent that as of the date of execution of this Agreement, they have not rejected the Aventis Agreement and covenant and agree not to take any action specifically intended to reject the Aventis Agreement or any Additional Contract prior to the Closing Date. Buyer acknowledges that any Additional Contracts that are not on Schedule 1.1(a)(2) and that have not been added to the list of Assumed Contracts filed with the bankruptcy court will be deemed rejected upon the effective date of Sellers’

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Plan of Reorganization and Sellers’ agree that prior to the earlier of (i) the Closing Date, (ii) the termination of this Agreement, or (iii) 150 days after the confirmation of Sellers’ Plan of Reorganization, Sellers shall not have the plan of reorganization deemed effective, although Sellers will continue to vigorously pursue confirmation of their Plan of Reorganization, and nothing in this Section 1.1 will prevent Sellers from doing so.

1.2 Purchase Price; Contingent Royalty Payments. In addition to assuming the Assumed Liabilities, Buyer agrees to pay to Sellers, in the aggregate, the following consideration for the Assets:

(a) At Closing, cash, wired funds, or other immediately available funds in the amount of One Million Dollars ($1,000,000.00), as adjusted pursuant to Section 5.3 (the “Purchase Price”);

(b) Subject to Section 1.2(c) below, Buyer agrees to pay to Sellers, as additional consideration for the Assets, upon such date a Net Sales objective identified in this section is achieved in full, the payment amount set forth for such objective (each such payment, if any, a “Contingent Royalty Payment”).

(1) At such time as Net Sales first exceed $[***] dollars in the aggregate, a Contingent Royalty Payment of [***];

(2) At such time as Net Sales first exceed $[***] dollars in the aggregate, a Contingent Royalty Payment of [***]; and

(3) At such time as Net Sales first exceed $[***] dollars in the aggregate, a final Contingent Royalty Payment of [***].

(c) Sellers acknowledge and agree that Buyer is an investor and not the entity that will further develop the Assets; that Buyer intends to transfer or contribute its rights and obligations under this Agreement to P53, Inc. (the “Buyer Transferee”) prior to the Closing Date pursuant to the provisions of Section 10.3; and that upon such transfer to the Buyer Transferee, Buyer shall be released from its obligations under this Agreement and the Buyer Transferee will assume all obligations of Buyer under this Agreement including, without limitation, the obligation to pay any Contingent Royalty Payments and effective immediately upon such transfer, all references herein to “Buyer” shall mean the “Buyer Transferee”. The obligation of the Buyer to make Contingent Royalty Payments when due shall be irrevocable and shall survive the Closing. In no case will the Purchase Price and all Contingent Royalty Payments exceed $31,000,000 in the aggregate to the Sellers. Buyer will act in good faith in calculating Net Sales and will not attempt to circumvent the definition of Net Sales in any manner including through transactions with Affiliates of Buyer.

(d) Sellers acknowledge and agree that on and after the Closing Date Buyer will own the Assets free and clear of Liens, Claims, interests and Encumbrances, each as defined in the Sale Order and is under no obligation to pursue any particular course of action with respect to the development, pursuit of regulatory approvals for, manufacture, commercialization and marketing of the Assets. Sellers acknowledge and agree that on and after the Closing Date any business decisions made by Buyer with respect to any of the Assets shall be solely in Buyer’s discretion, that Buyer may sell, transfer, assign or license some or all of the Assets to third parties under such terms and conditions as it shall determine in its sole and absolute discretion,

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

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subject to Section 10.3 below and to Buyer’s obligation not to attempt to circumvent the definition of Net Sales as provided above, and that neither the Buyer nor any subsequent purchaser, assignee, transferee, licensee or similarly situated Person shall have any obligation whatsoever to Sellers or its successors or assigns hereunder to (i) protect any patents that are part of the Assets or (ii) attempt to monetize the Assets.

1.3 “As Is” Condition. Except as set forth in Article VII, the Assets shall be conveyed to and accepted by Buyer on the Closing Date in an “as is,” “where is” and “with all faults” condition, free of any warranties or representations whatsoever, whether oral or written, express or implied, patent or latent and each Seller EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND EACH SELLER EXPRESSLY DISCLAIMS LIABILITY FOR LOSS OF PROFIT OR FOR INDIRECT, CONSEQUENTIAL OR COMMERCIAL LOSSES AND ALL OTHER OBLIGATIONS AND LIABILITIES (EXCEPT AS EXPRESSLY RETAINED BY SUCH SELLER HEREUNDER).

1.4 Further Assurances. Each Seller, for itself and its respective successors and assigns, hereby covenants and agrees that, without further consideration, at any time and from time to time after the Closing Date, it shall execute and deliver to Buyer such further instruments of sale, conveyance, assignment and transfer, and take such other action, all upon the request of Buyer, in order to (a) further document or evidence the contribution, conveyance, grant, assignment, transfer and delivery of all or any portion of the Assets to Buyer, (b) assure and confirm to any other person the ownership of the Assets by Buyer and (c) permit Buyer to exercise any of the franchises, rights, licenses or privileges intended to be contributed, granted, conveyed, assigned, transferred and delivered by each Seller to Buyer pursuant to this Agreement.

ARTICLE II

ASSUMPTION OF CERTAIN LIABILITIES

2.1 Assumed Liabilities.

(a) Assumed Liabilities. Buyer hereby agrees to assume at the Closing the following items (the “Assumed Liabilities”):

(1) All obligations under Assumed Contracts arising on or after the Closing Date and $25,000 of the Cure Amount pursuant to the Modification and Assignment Option Agreement among Introgen Therapeutics, Pope Investments II LLC and the Trustees of Columbia University in the City of New York, New York in the form attached hereto as Schedule 2.1(0(1);

(2) Any costs or claims associated with any damages related to the removal and transport of the Assets by Buyer or the failure of Buyer to comply with applicable law related to such removal and transport of the Assets.

(b) Excluded Liabilities. Except for those Assumed Liabilities set forth in Section 2.1(a), at the Closing, Buyer shall not assume, and Sellers shall be solely and exclusively liable with respect to, all other liabilities and obligations of Sellers, including all Cure Amounts not expressly assumed by Buyer in Section 2.1(a) (such liabilities and obligations being the “Excluded Liabilities”).

2.2 Further Assurances. Upon the reasonable request of Sellers, at any time and from time to time after the Closing Date, without further consideration, Buyer shall execute and deliver such further instruments of assumption and take such other actions as Sellers reasonably may require of Buyer to further document or evidence the assumption of the Assumed Liabilities, including but not limited to the execution of

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such instruments as may be requested by any creditor, lessor or any other person whose consent is required to consummate the transactions contemplated by this Agreement. Upon the reasonable request of Buyer, and upon the Bankruptcy Court’s approval of such request if such approval is required by law, at any time and from time to time after the Closing Date, without further consideration, Sellers agree to execute and deliver such deeds, bills of sale, assignments or assurances and to take and do any other actions and things to vest, perfect or confirm of record or otherwise in Buyer any and all right, title and interest in, to and under any of the Assets acquired or to be acquired by the Buyer as a result of, or in connection with, this Agreement. Pending the effective transfer thereof, Sellers agree to hold all rights or entitlements to such Assets in trust for the exclusive benefit of Buyer, provided that Buyer shall pay, perform and discharge all obligations arising or accruing with respect thereto during the time that the Sellers shall hold such Assets in trust. Sellers agree that when a Liquidating Trustee is appointed, Sellers shall cause the Liquidating Trustee to assume all obligations of the Sellers under this Agreement that survive the Closing.

ARTICLE III

CONDITIONS TO OBLIGATIONS

3.1 Conditions to Obligations of Sellers. All obligations of Sellers under this Agreement are subject to the fulfillment, unless waived in writing at the sole option of Sellers, at or prior to the Closing Date, of each of the following conditions precedent:

(a) Representations and Warranties. The representations and warranties of Buyer herein contained shall be true and correct as of the date of this Agreement and shall be true and correct in all material respects (except that where any statement in a representation or warranty expressly includes a standard of materiality, such statement shall be true and correct) on and as of the Closing Date, except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects as of such specified date (except that where any statement in a representation or warranty expressly includes a standard of materiality, such statement shall be true and correct) with the same force and effect as though made on and as of said date.

(b) Covenants. Buyer shall have performed in all material respects all of the obligations and agreements and complied in all material respects with all of the covenants contained in this Agreement to be performed and complied with by it at or prior to the Closing Date.

(c) Closing Documents. Sellers shall have received all agreements, certificates, instruments and other documents required to be delivered by Buyer on the Closing Date pursuant to Section 4.4, and the form and substance of all such agreements, certificates, instruments and other documents shall be reasonably satisfactory to Sellers.

(d) Absence of Orders; Actions. No Law or Order shall have been enacted, entered, issued, promulgated or enforced by any Governmental Entity which prohibits or materially restricts the transactions contemplated by this Agreement.

(e) Bankruptcy Court Orders. The Sale Order shall be final and in full force and effect.

3.2 Conditions to the Obligations of Buyer: All obligations of Buyer under this Agreement are subject to the fulfillment, unless waived in writing at the sole option of Buyer, at or prior to the Closing Date, of each of the following conditions precedent:

(a) Representations and Warranties. The representations and warranties of Seller herein contained shall be true and correct as of the date of this Agreement and shall be true and correct in all material

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respects (except that where any statement in a representation or warranty expressly includes a standard of materiality, such statement shall be true and correct) on and as of the Closing Date, except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects as of such specified date (except that where any statement in a representation or warranty expressly includes a standard of materiality, such statement shall be true and correct) with the same force and effect as though made on and as of said date.

(b) Covenants. Sellers shall have performed in all material respects all of the obligations and agreements and complied in all material respects with all of the covenants contained in this Agreement to be performed and complied with by Sellers on or prior to the Closing Date.

(c) Due Diligence Review.

(1) Buyer shall have completed its due diligence review of the Assets, including verification of all schedules to this Agreement, and be reasonably satisfied with the results thereof; and

(2) any matters discovered in Buyer’s due diligence review and brought to Sellers’ attention must have been resolved to the reasonable satisfaction of Buyer.

(d) Crucell Amendment. Introgen Therapeutics and Crucell shall have executed an amendment to the Assigned Patents License Agreement entered into as of May 15, 2009 between Introgen Therapeutics and Crucell (the “Crucell License”) in a form that is reasonably satisfactory to Buyer and that clarifies (1) that the Crucell License covers all the Programs, (2) that if Buyer divides the Assets among different subsidiary or affiliated companies of Buyer after the Closing, that each of those subsidiary or affiliated companies, and their respective successors, could be granted a sublicense by Buyer under the Crucell License for their particular Programs, and (3) that if Buyer or any of those subsidiary or affiliated companies, or their respective successors, either (A) hires a third party contractor to manufacture any product resulting from a Program, (B) enters into an agreement with a third party to develop or commercialize any product resulting from a Program, or (C) transfers to a third party substantially all its assets relating to a product resulting from a Program, they can grant that third party a sublicense under the Crucell License, with the right to grant sublicenses, with respect to such product.

(e) Vivante Negotiations. To the extent that the Vivante Agreement purported to transfer to Vivante certain assets listed in Schedule 3.2(e) attached hereto, Sellers shall have secured rights to such assets sufficient to transfer such assets to Buyer at Closing.

(f) Matters Related to Subsidiaries. In the event that a wholly owned direct or indirect subsidiary of any Seller (each a “Material Subsidiary”) owns, controls or holds assets, materials, properties, rights and/or privileges related directly to the Assets or otherwise necessary for Buyer to develop, obtain regulatory approvals for, manufacture, commercialize and market the Assets (“Subsidiary Rights”), then either

(i) Buyer shall have received evidence from Sellers satisfactory to Buyer, in its reasonable discretion, that all such Subsidiary Rights held by any such Material Subsidiary have either (1) been terminated, or (2) been completely transferred and assigned prior to Closing or will be completely transferred and assigned to Buyer at the Closing, in each case without such Material Subsidiary retaining any rights associated therewith and in each case, free and clear of Liens, Claims, interests and Encumbrances, each as defined in the Sale Order, except for Assumed Liabilities, or

(ii) Sellers shall transfer the equity interests in any such Material Subsidiary to Buyer at Closing, free and clear of Liens, Claims, interests and Encumbrances, each as defined in the Sale Order, except for Assumed Liabilities.

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(g) Additional Contracts. Sellers shall have made any filings with the Bankruptcy Court, obtained any counter-party or other Approvals and taken all actions necessary or appropriate to transfer, assume and assign to Buyer all Additional Contracts designated on each Transfer Notice, if any, pursuant to Section 1.1(c), other than any Additional Contracts set forth in a Withdrawal of Transfer Notice.

(h) Closing Documents. Buyer shall have received all documents required to be delivered by Sellers on the Closing Date pursuant to Section 4.3.

(i) Absence of Orders; Actions. No Law or Order shall have been enacted, entered, issued, promulgated or enforced by any Governmental Entity which prohibits or materially restricts the transactions contemplated by this Agreement.

(j) Bankruptcy Court Orders. The Sale Order shall have been modified such that the benefits and protections that inure to Buyer under the Sale Order will also inure to the benefit of Buyer’s permitted assigns and successors. In addition, the Sale Order or any amendment thereto shall be final and in full force and effect. Further, the Sale Order shall be modified as necessary to provide for the reimbursement to Buyer by a third party buyer under the terms and conditions set forth in Section 5.4 hereof.

(k) Approvals and Orders. Sellers shall have made any filings, taken all actions, and obtained any and all other Approvals and Orders necessary or appropriate under the Bankruptcy Code and the Assumed Contracts for consummation of the sale of the Assets, the assumption by or assignment to the Buyer of the Purchased Contracts, subject to Sellers’ obligations to comply with any order of the Bankruptcy Court, and shall have provided satisfactory evidence of same to Buyer.

ARTICLE IV

CLOSING

4.1 Time and Place. The Closing shall take place at the offices of Munsch, Hardt, Kopf & Harr, P.C. 600 Congress Ave., Suite 2900, Austin, Texas 78701, two (2) Business Days after the satisfaction or waiver of all conditions to Closing set forth in Article III hereof (other than those conditions that by their nature cannot be satisfied until the time of Closing, but subject to the satisfaction or waiver of those conditions) or at such other time and place as Sellers and Buyer may mutually agree (the “Closing Date”).

4.2 Closing Transactions. All documents and other instruments required to be delivered at the Closing shall be regarded as having been delivered simultaneously, and no document or other instrument shall be regarded as having been delivered until all have been delivered.

4.3 Deliveries by Sellers to Buyer. At the Closing, Sellers shall deliver or cause to be delivered to Buyer:

(a) the certificate of incorporation (or comparable organizational documents) of each Seller certified by the Secretary of State of the State of Delaware;

(b) a certificate executed by the CRO of each Seller, dated as of the Closing Date, to the effect that the conditions specified in Section 3.2(a), (b), (e) and (k) are satisfied in all respects;

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(c) such instruments of transfer and assignment for the Assets that Buyer may request to vest the Assets in Buyer, free and clear of Liens, Claims, interests and Encumbrances, each as defined in the Sale Order, except for Assumed Liabilities, in accordance with terms of this Agreement; and

(d) such other instruments and documents as are required by any other provisions of this Agreement or any agreement executed in connection herewith to be delivered on the Closing Date by Sellers to Buyer.

4.4 Deliveries by Buyer to Sellers. At the Closing, Buyer shall deliver or cause to be delivered to Sellers:

(a) the Purchase Price in accordance with the terms of this Agreement;

(b) a certificate of the secretary or assistant secretary of Buyer certifying to: (i) the certificate of formation (or comparable organizational documents) of Buyer; (ii) the resolutions of the board of directors (or other governing body) of Buyer approving the execution, delivery and performance of this Agreement, the Transaction Document to which Buyer is a party and the consummation of the transactions contemplated hereby; and (iii) the incumbency and signatures of the officers of Buyer executing this Agreement and any other certificate or document delivered in connection herewith;

(c) a certificate executed by the president, a vice president or the treasurer of Buyer, dated as of the Closing Date, to the effect that the conditions specified in Section 3.1(a) and 3.1(b) are satisfied in all respects;

(d) the certificate of formation (or comparable organizational documents) of Buyer certified by the Secretary of State of its jurisdiction of organization, a certificate of existence or good standing therefrom, as applicable, dated as of a recent date and a “bring-down” telegram or certificate of good standing from such jurisdiction of organization dated as of a date within three (3) Business Days of the Closing Date; and

(e) such other instruments and documents as are required by any other provisions of this Agreement or any agreement executed in connection herewith to be delivered on the Closing Date by Buyer to Sellers.

ARTICLE V

PAYMENT OF PURCHASE PRICE AND SALE/CLOSING

5.1 Payment of Purchase Price. At the Closing and in consideration for the sale, transfer and assignment of the Assets, Buyer shall pay to Sellers the Purchase Price.

5.2 Allocation of Purchase Price. The Purchase Price and Contingent Royalty Payments shall be allocated among the Assets in a manner mutually agreeable to Buyer and Seller. Buyer shall prepare such allocation and deliver it to Seller for approval, which approval will not be unreasonably withheld. Buyer and Seller will utilize the agreed upon allocation in all applicable tax filings.

5.3 Deposit. Immediately upon the execution and delivery of this Agreement, Buyer shall tender to Sellers a deposit in the amount of One Hundred Thirty-Eight Thousand Dollars ($138,000.00) (the “Deposit”) as consideration for Buyer’s option to terminate this Agreement under Section 8.1(a) and other purposes. The Deposit shall be made payable to Sellers in the form of a wire transfer (wire instructions to be provided upon request) or cashier’s check. At the Closing, the Deposit shall be credited against the Purchase Price.

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5.4 Reimbursement of Deposit. Other than as set forth below with respect to a termination under Section 8.1(f), if this Agreement is terminated for any reason including because the bankruptcy court allows another third party to purchase the Assets, then if either or both of Sellers sell Assets or any part thereof to one or more third-party purchasers within 365 days of the termination of this Agreement, then the Sellers shall obligate the third-party purchaser(s), as a condition of the sale, to reimburse Buyer for the Deposit and any Patent Funds, any Storage Costs and any Additional Patent Costs and storage costs paid by Buyer pursuant to Section 6.6 and Section 8.1(c), and this obligation of Sellers shall continue in any subsequent sales or transfers of Assets until the full amount has been reimbursed to Buyer. If this Agreement is terminated by Sellers pursuant to Section 8.1(f), then the Deposit, any Patent Funds, and Storage Costs and any Patent Costs and storage costs paid by Buyer shall not be refundable or repaid to Buyer but shall be forfeited by Buyer.

ARTICLE VI

COVENANTS

6.1 Access.

(a) Each Seller and Buyer agrees that it shall preserve and keep the books and records held by it, its subsidiaries or its controlled Affiliates relating to the Assets for a period of three (3) years from the Closing Date. Each Seller agrees to take, and to cause any of its subsidiaries or Affiliates to take, such steps as are reasonably necessary to protect the confidentiality of such books and records during such time period and shall not disclose to any third party any portion thereof which would reasonably be expected to be confidential with respect to the Assets, including without limitation, procedures relative to Programs, research, studies, test results related to the Programs and Transferred Intellectual Property, without the prior written consent of Buyer.

(b) Sellers shall give Buyer reasonable access, during normal business hours and upon reasonable prior written notice, including making available at reasonable times and to a reasonable extent Sellers’ officers and employees to discuss Sellers’ business associated with the Assets with Buyer’s representatives (including representatives of Buyer’s proposed financiers or lenders) and their counsel, to review and/or photocopy (A) all books, records, accounts and documents of Sellers relating to the assets, properties and operations of its business associated with the Assets including, without limitation, all computer data files stored, used, held or kept in connection with the operation of its business, and (B) all mailing lists and customer lists used by Sellers in or relating to its business associated with the Assets. Buyer shall have the right at its own expense to make copies of such materials to the extent that they relate to the operations of Sellers’ business associated with the Assets. Seller agrees to use its reasonable efforts to take or cause to be taken all action and to assist and cooperate with Buyer in good faith to consummate and make effective the transactions contemplated hereby, including: (a) using Sellers’ reasonable best efforts to provide in a timely manner all materials and information requested by Buyer to complete its due diligence review and to take all actions reasonably necessary to satisfy the closing conditions, (b) the obtaining of applicable consents, waivers or approvals of any third parties required under the terms of the Assumed Contracts, (c) the defending of any proceeding challenging this Agreement or the performance of the obligations hereunder, and (d) the execution and delivery of such instruments and the taking of such other actions as Buyer may reasonably request in order to consummate the terms of this Agreement.

(c) For a period of three (3) years from the Closing Date, Buyer shall give Sellers reasonable access, during Buyer’s normal business hours and upon reasonable prior written notice, to all

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books and records of Buyer relating to the operation of Sellers’ business associated with the Assets prior to the Closing Date or to any Excluded Liabilities including, without limitation, all relevant computer data files stored, used, held or kept in connection with the operation of Sellers’ business, to the extent such files are in Buyer’s possession; provided that as a condition to such access Sellers shall have executed and delivered a confidentiality agreement reasonably satisfactory to Buyer; provided further that the purpose and extent of such access shall be as necessary in connection with either (i) the contest or defense of any Action brought against Sellers involving facts, events or circumstances relating to its business associated with the Assets or the Excluded Liabilities, or (ii) the preparation of any Tax return, election, contest or claim for Tax refund or any audit, examination or proceeding with respect to the Taxes of Sellers. Sellers shall have the right at their own expense to make copies of such materials to the extent that they relate to the operations of Sellers’ business associated with the Assets prior to the Closing Date or to any Excluded Liabilities.

6.2 Insurance. Effective at 12:01 a.m. on the date following the Closing Date, all insurance coverage maintained by Sellers under which the Assets are insured, including any and all bonds and indemnity obligations, shall be canceled and terminated (except to the extent that they may not, by their terms, be so canceled or terminated). All premium refunds paid to Sellers relating to such insurance covering the Assets shall be the property of Sellers regardless of whether such refunds are paid on, before or after the Closing Date.

6.3 Public Announcements. Neither Buyer nor Sellers shall issue any press releases or otherwise make any public statements with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. At or after the Closing, it is hereby acknowledged and agreed that Buyer and Sellers may issue press releases or make public statements regarding this Agreement and the transactions contemplated hereby without the prior consent of the other.

6.4 Updating of Schedules. The parties acknowledge that the schedules attached to this Agreement were prepared in haste and may need to be updated prior to Closing based on due diligence results. Sellers or Buyer may, at least three (3) days prior to the Closing, deliver updated schedules, if applicable, to reflect changes to the schedules, which schedules must be reasonably acceptable to the other party, such acceptance not to be unreasonably withheld, prior to Closing.

6.5 Purchased Contracts.

(a) Subject to the approval of the Bankruptcy Court and pursuant to the Sale Order, the Purchased Contracts will be assumed by Sellers and sold and assigned to Buyer (or Buyer’s designee) at the Closing free and clear of Liens, Claims, interests and Encumbrances, each as defined in the Sale Order, except for Assumed Liabilities, on the Closing Date under Sections 363(f), 365(a) and 365(b) of the Bankruptcy Code.

(b) If after the date hereof (including after the Closing Date), Buyer or Sellers discover a contract which Buyer in good faith believes should have been treated as an Assumed Contract hereunder and for which Buyer had not been given reasonable opportunity prior to Closing to review and include such contract as an Assumed Contract and if such contract has not been otherwise assigned to a third party after the Closing, Buyer and Sellers shall take such action and execute such agreements as may be appropriate to effect Buyer’s assumption and Sellers’ assignment of such contract, free and clear of Liens, Claims, interests and Encumbrances, each as defined in the Sale Order, except for Assumed Liabilities.

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6.6 Pre-Closing Covenants.

(a) Payment of Costs by Buyer.

(1) Buyer hereby agrees that during the period from the execution of this Agreement by Buyer and Sellers until the earlier of Closing, November 30, 2009 (unless such date is extended as provided herein), or the termination of this Agreement, Buyer will be responsible for paying all out of pocket costs and expenses of maintaining only the patents listed on Schedule 6.6(a) attached hereto and incorporated herein by reference which shall be capped at $87,000 in the aggregate (the “Patent Costs”). Buyer will also be responsible for paying the costs of storing the files and data currently being stored by Sellers at the Greenspoint location for periods beyond October 31, 2009 (or of moving such items and storing them elsewhere for such periods), and the cost of storing the vials included in the Transferred Personal Property currently being stored with Vivante GMP Solutions, Inc. beyond November 30, 2009 (collectively, the “Storage Costs”). All Storage Costs (and all agreements related thereto including any leases or rental agreements) to be paid under this Section 6.6(a)(1) or under Section 8.1(c) shall be subject to approval by Buyer, such approval not to be unreasonably withheld or delayed.

(2) Upon execution of this Agreement by Buyer and Sellers, Buyer will deliver $87,000 in cash or wired funds (the “Patent Funds”) to Munsch Hardt Kopf & Harr, P.C., counsel to Sellers (“MHKH”), to be held by MHKH and utilized to cover the Patent Costs, some of which were paid prior to the execution of this Agreement by the Sellers, in which case the Patent Funds will be used to reimburse Sellers for Patent Costs listed on Schedule 6.6(a) and paid by Sellers prior to execution of this Agreement. MHKH will apply the Patent Funds to the Patent Costs as needed to maintain the patent related Assets. Sellers will provide Buyer with (i) an itemized list of all Patent Costs paid out of the Patent Funds and (ii) proof reasonably satisfactory to the Buyer that the Patent Costs have been paid according to Schedule 6.6(a). Any Patent Funds not utilized to pay Patent Costs will be refunded to Buyer at Closing or applied to the Purchase Price.

(3) Buyer and Sellers acknowledge that Storage Costs for Greenspoint have been paid through October 31, 2009, and Storage Costs for Vivante have been paid through November 30, 2009, and Buyer is not responsible for such Storage costs already paid. Buyer and Sellers further acknowledge and agree that the amount of the Storage Costs for the items at Greenspoint beyond October 31, 2009, are not currently known, but once they have been determined buyer will promptly pay them subject to the provisions of Section 6.6(a)(1) above.

(4) Sellers agree that Buyer may, pending Closing and subject to prior notice to Sellers, take such actions as Buyer desires to maintain any trademarks that are part of the Assets. Buyer acknowledges that Sellers have not generally been taking actions to maintain trademarks and that therefore some trademarks may have lapsed or expired. Buyer agrees to notify Sellers in advance of all actions taken by Buyer to maintain trademarks prior to Closing.

(b) Notification of Certain Matters. Buyer and Sellers shall promptly notify the other parties to this Agreement of (a) the occurrence or non-occurrence of any fact or event which would be reasonably likely (i) to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing Date, or (ii) to cause any material covenant, condition or agreement hereunder not to be complied with or satisfied in all material respects, and (b) any failure of Buyer or Sellers to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect.

(c) Conduct of Business. Except as otherwise contemplated by this Agreement and as Buyer may otherwise consent in writing, until the Closing:

(1) Sellers will not amend, change, terminate or otherwise modify any Purchased Contracts;

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(2) Sellers will not sell, transfer, mortgage, encumber or otherwise dispose of any of the Assets; and

(3) Sellers will use reasonable efforts to preserve the Assets.

(d) Approvals and Best Efforts. Each Seller and Buyer will use its commercially reasonable best efforts to obtain as promptly as practicable all Approvals of any Governmental Entity or other Person required in connection with the consummation of the transactions contemplated by this Agreement. In addition, subject to the terms and conditions herein provided, each Seller and Buyer covenants and agrees to use its commercially reasonable best efforts to take, or cause to be taken, all action or do, or cause to be done, all things necessary, proper or appropriate to consummate and make effective the transactions contemplated hereby, to satisfy the conditions in Sections 3.1 and 3.2 and to cause the fulfillment of the parties’ obligations hereunder.

(e) Bankruptcy Court Approval.

(1) Each Seller and Buyer acknowledge that Sellers have obtained the Sale Order from the Bankruptcy Court authorizing the sale of the Assets to Buyer under the terms set forth herein.

(2) Sellers shall promptly make any filings, take all actions, and use commercially reasonable best efforts to obtain any and all other Approvals and Orders necessary or appropriate for consummation of the sale of the Assets or the assumption of the Purchased Contracts, subject to its obligations to comply with any order of the Bankruptcy Court.

(3) In the event an appeal is taken, or a stay pending appeal is requested, from the Sale Order, Sellers shall immediately notify Buyer of such appeal or stay request and shall promptly provide to Buyer a copy of the related notice of appeal or order of stay.

(f) Transfer Taxes. In accordance with Section 1146(c) of the Bankruptcy Code, the making or delivery of any instrument of transfer, including the filing of any deed or other document of transfer to evidence, effectuate or perfect the rights, transfers and interest contemplated by this Agreement, shall be in contemplation of a plan or plans of reorganization to be confirmed in the Bankruptcy Case, and as such shall be free and clear of any and all transfer Tax, stamp Tax or similar Taxes. Such instruments transferring the Assets to Buyer shall contain the following endorsement:

“Because this [instrument] has been authorized pursuant to Order of the United States Bankruptcy Court for the Western District of Texas, Austin Division, in contemplation of a plan of reorganization of the Grantor, it is exempt from transfer taxes, stamp taxes or similar taxes pursuant to 11 U.S.C, 1146(c).”

6.7 Bankruptcy Filings. From and after the date hereof until the Closing Date, Sellers shall provide Buyer the opportunity to review and comment reasonably on all documents, motions, orders, filings or pleadings that Sellers file in the Bankruptcy Court which relate to the consummation or approval of the sale of the Assets and this Agreement and will consider all reasonable comments of Buyer. Further, without the prior written consent of Buyer, the Sellers shall not seek to amend or modify any provision of the Sale Order to effect a change in terms and conditions of the transactions contemplated by this Agreement which would

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reasonably be expected to have a material adverse effect on the Buyer or on the ability of the Sellers and the Buyer to consummate the transaction contemplated hereby. Sellers will also promptly provide Buyer with facsimile or electronic copies of all pleadings received by or served by or upon the Sellers in connection with the Bankruptcy Case, which, to Sellers’ knowledge, have not otherwise been served on Buyer.

6.8 Turnover of Payments. In the event that Buyer receives any payment or instrument of payment of any amount included in the Excluded Assets or any other payment or amount to which Sellers are entitled, Buyer shall deliver the same promptly to Sellers (with endorsement, if necessary, but otherwise in the same form as received) and, until so delivered, hold the same in trust for Sellers’ benefit and as property of Sellers. In the event that Sellers receive any payment or instrument of payment of any amount included in the Assets or any other payment or amount to which Buyers are entitled, Sellers shall deliver the same promptly to Buyer (with endorsement, if necessary, but otherwise in the same form as received) and, until so delivered, hold the same in trust for Buyer’s benefit and as property of Buyer.

6.9 Post-Closing Covenants and Reports. Buyer agrees to remove all Assets from the location where Sellers are keeping them on or before ten (10) days following Closing. Buyer will arrange for and pay for all shipping and delivery of the Assets, will bear the risk of loss of the Assets as soon as they leave the location Sellers are storing them, and shall be responsible for insuring the Assets during and after they leave Sellers’ possession. Buyer agrees that it will provide quarterly reports to Sellers detailing all Net Sales for the immediately preceding quarter, and also providing a calculation of the aggregate Net Sales since the Closing Date (each a “Net Sales Report”).

6.10 HIPPA Compliance. Buyer agrees that it will comply in all respects with all requirements of the Health Insurance Portability and Accountability Act of 1996, Public Law 104-191 (“HIPAA”) in connection with Buyer’s purchase and use of the Assets. It is specifically agreed that Buyer shall only be responsible for privacy and other HIPPA requirements arising from Buyer’s activities and Buyer shall not be responsible hereunder for privacy or any other HIPPA requirements of any third party arising before or after the Closing Date. Buyer agrees not to disclose or use any protected health information or other confidential information that is part of the Assets or is received by or disclosed to Buyer in connection with the sale of the Assets to Buyer, except in compliance with HIPAA and any rules, regulations and laws promulgated under or in connection with HIPAA. Buyer agrees to defend, indemnify and hold Sellers and each Seller’s shareholders, officers, directors, employees, attorneys, agents, successors and assigns (a “Seller Indemnified Party”), harmless from and against any and all costs, expenses, damages, claims, causes of action, and liabilities arising from or related to any failure of Buyer to comply with its obligations hereunder. Sellers, for themselves and each other Seller Indemnified Party, acknowledge and agree that Sellers’ sole remedy for the breach of this Section 6.10 shall be limited to seeking enforcement of the indemnification obligations set forth in the immediately preceding sentence. Any Seller Indemnified Party claiming indemnification under this Section must promptly (i) notify Buyer of any claim asserted against the Seller Indemnified Party which could give rise to a right of indemnification under this Section 6.10 and (ii) transmit to Buyer a written notice (a “Claim Notice”) describing in reasonable detail the nature of the claim, a copy of all papers served with respect to that claim (if any), an estimate of the amount of damages attributable to that claim to the extent feasible (which estimate will not be conclusive of the final amount of that claim) and the basis for the Seller Indemnified Party’s request for indemnification under this Agreement. Failure to promptly deliver a Claim Notice will not relieve Buyer of its obligations to the Seller Indemnified Party with respect to the related claim except to the extent that the resulting delay is materially prejudicial to the defense of that claim. Within 15 days after receipt of any Claim Notice, Buyer must notify the Seller Indemnified Party providing a Claim Notice whether (i) Buyer disputes its potential liability to the Seller Indemnified Party under this Section 6.10 with respect to that claim and (ii) whether Buyer desires at the sole cost and expense of Buyer, to control the defense of such claim, or if Buyer desires to allow Sellers to control the defense of such claim at Buyer’s sole cost and expense. If Buyer elects to control the defense of such claim, then the Seller Indemnified Party may participate in, but not control, any defense or settlement of any claim controlled by the Buyer pursuant to this Section 6.10 and shall bear its own costs and expenses with respect to such participation.

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6.11 Audit Rights. Sellers have the right at any time and from time to time, but not more than twice in a given 12 month period, on at least five (5) days advance notice, to audit and analyze Buyer’s records related to the Assets to verify compliance with this Agreement and the accuracy of any Net Sales Reports. An independent auditor selected by Sellers will conduct each such audit. The Sellers will pay the auditor’s fees and expenses, unless the audit establishes that there were inaccuracies in the Buyer’s Net Sales Reports that result in an under-calculation of [***] of Net Sales, in which case Buyer will promptly pay the auditor’s reasonable fees and expenses. If the audit determines that amounts are due hereunder, Buyer will promptly pay such amounts. Buyer may hire a separate independent auditor to confirm the results of any such audit before paying any amounts alleged to be due pursuant to the audit. In the event that Buyer sells, transfers, assigns or licenses all or part of the Assets to a third party which is not an Affiliate of Buyer, as a condition of such action Buyer shall require that such third party provide Net Sales information to Sellers until such time as aggregate Net Sales equal $500,000,000, with Seller audit rights similar in all material respects to those set forth in this Section 6.11. Notwithstanding the foregoing, Buyer shall have no obligation hereunder with respect to (i) the accuracy of any Net Sales information provided by any such third party, or (ii) to pursue legal or other action against such third party for the enforcement of such audit and reporting provisions unless all costs thereof shall be paid by Sellers.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

7.1 Sellers. Each Seller, severally and not jointly, represents and warrants the following:

(a) It is a corporation duly organized and validly existing under the laws of the State of Delaware with all necessary corporate power and authority to execute, deliver and perform this Agreement

(b) The execution, delivery and performance of this Agreement by it and the other agreements being executed and delivered in connection with this Agreement (the “Transaction Documents”) by it to Buyer have been duly and validly authorized by all necessary corporate action on its part, and this Agreement and the other Transaction Documents constitute its valid and legally binding obligation, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application now or hereafter in effect affecting enforcement of creditors’ rights generally and (ii) general principles of equity.

(c) At the Closing, it possesses, and is hereby transferring good and indefeasible title to the Assets to Buyer free and clear of Liens, Claims, interests and Encumbrances, each as defined in the Sale Order, except for Assumed Liabilities, and with all of the protections afforded by, Section 363 of the Bankruptcy Code and Sellers have not sold, transferred, assigned or licensed, in whole or in part, any of the Transferred Intellectual Property Rights.

(d) The execution and delivery of this Agreement and the other Transaction Documents to which such Seller is a party and the consummation of the transactions contemplated hereby will not result in any violation, or be in conflict with or constitute, with or without notice or the passage of time, a default under any provision of such Seller’s certificate of incorporation or bylaws, or any Order or contract to which such Seller is a party or by which it or any of its assets and properties are bound.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

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(e) Seller has provided true and complete copies of (i) all the Assumed Contracts, (ii) the asset purchase agreement between Vivante GMP Solutions, Inc. and Sellers, (iii) the patent purchase and license agreements between Crucell Holland B.V. and Introgen Therapeutics and (iv) the Restated p53 and K-ras Agreement between Aventis Pharmaceuticals Products Inc., Aventis Pharma S.A. and Introgen Therapeutics and to the knowledge of Sellers, there are no other contracts or agreements, written or oral, enforceable or unenforceable, related to any of the agreements set forth in (i) - (iv) of this Section 7.1(e).

(f) To the knowledge of Seller, as used in Seller’s business, none of the Transferred Intellectual Property Rights infringes upon, misappropriates, or violates any proprietary rights of third parties. To the knowledge of Sellers, no Person has asserted or threatened to assert any claim with respect to the Transferred Intellectual Property Rights (1) to the effect that the Transferred Intellectual Property Rights, as used in Sellers’ business, infringe or misappropriate, or have infringed or misappropriated, any copyright, patent, trademark, trade secret or other intellectual property right of any other Person or (2) challenging the ownership, validity, enforceability or effectiveness of any of the Transferred Intellectual Property Rights. To the knowledge of Seller, no Person is or is suspected of infringing upon, misappropriating of have misappropriated or infringed upon, any copyright, patent, trademark, trade secret or other intellectual property right of any of the Assets.

7.2 Buyer. Buyer represents and warrants the following:

(a) Buyer is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute, deliver and perform this Agreement.

(b) The execution, delivery and performance of this Agreement and the other Transaction Documents by Buyer have been duly and validly authorized by all necessary action on the part of Buyer, and this Agreement and the other Transaction Documents constitute the valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application now or hereafter in effect affecting enforcement of creditors’ rights generally and (ii) general principles of equity.

(c) The execution, delivery and performance of this Agreement, the other Transaction Documents to which Buyer is a party and the consummation of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute, with or without notice or the passage of time and giving of notice, a default under any provision of Buyer’s constituent documents or any Order or contract to which Buyer is a party or its respective assets or properties are bound.

(d) As of the date of this Agreement, Buyer is not aware of, and has no knowledge of, any other contract, agreement, or document that Buyer believes should be an Additional Contract, or with respect to which Buyer intends to send a Transfer Notice.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be terminated prior to the Closing and the transactions contemplated hereby may be abandoned in accordance with the following:

(a) This Agreement may be terminated by Buyer, by written notice to Sellers based on the results of the Buyer’s due diligence on the Assets pursuant to Section 3.2(c) not being reasonably satisfactory to Buyer, provided that any such notice shall specify the particular due diligence issues resulting in the termination.

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(b) This Agreement may be terminated at any time by the mutual written consent of Buyer and Sellers.

(c) This Agreement may be terminated by Sellers upon written notice from Sellers to Buyer if the Closing has not taken place on or prior to November 30, 2009; provided, however, that Sellers may only terminate this Agreement pursuant to this Section 8.1(c) if the failure to close is not the result of a breach by Sellers of any material provision contained in this Agreement, including but not limited to Section 6.1(b); and further provided, that Buyer will have the option to extend the date in this Section 8.1(c) to December 31, 2009 by providing written notice to Sellers of Buyer’s desire to extend and Buyer’s agreement to pay the out of pocket costs and expenses necessary to maintain the patents that Buyer desires to acquire. No later than November 27, 2009, Buyer shall deliver to Sellers the December docket marked to show which patents Buyer desires to maintain and Buyer and Sellers shall work together to agree on the amount of maintenance fees and reasonable legal fees to be paid to Wall (the “Additional Patent Costs”) and (ii) the Storage Costs through December 31, 2009. In the event Buyer exercises its right to extend under this Section 8.1(c), Buyer shall promptly deliver an amount equal to the Additional Patent Costs (the “Additional Patent Funds”) in cash or wired funds to MHKH to be held by MHKH and utilized to cover the Additional Patent Costs, and shall pay the Storage Costs through December 31, 2009, MHKH shall apply the Additional Patent Funds to the Additional Patent Costs as needed to maintain the patent related Assets. Sellers will provide Buyer with (i) an itemized list of all Additional Patent Costs paid out of the Additional Patent Funds and (ii) proof reasonably satisfactory to the Buyer that the Additional Patent Costs have been paid. Any Additional Patent Funds not utilized to pay Additional Patent Costs will be refunded to Buyer at Closing or applied to the Purchase Price.

(d) This Agreement may be terminated by Sellers upon written notice from Sellers to Buyer if the Closing has not taken place on or prior to November 30, 2009; provided, however, that Sellers may only terminate this Agreement pursuant to this Section 8.1(d) if the failure to close is not the result of a breach by Sellers of any material provision contained in this Agreement, including but not limited to Section 6.1(b), and if all conditions under Section 3.2 (other than Section 3.2(c)(1)) have been satisfied; provided further that if Buyer has notified Sellers of anything that Buyer has discovered in its due diligence review that has not yet been corrected or resolved to Buyer’s reasonable satisfaction, including specifically, without limitation, any Additional Contracts which have been designated in a Transfer Notice in accordance with Section 1.1(c) hereof and not yet transferred to Buyer or a Cure Amount has not been agreed upon with a third party or established by the Bankruptcy Court, or an agreement has not been reached between Buyer and Sellers as to who should pay the Cure Amount or in what proportions, Sellers may not terminate under this provision until such time as the matter has been resolved to Buyer’s reasonable satisfaction.

(e) This Agreement may be terminated by Buyer or Sellers, upon written notice to the other, if there shall be in effect a non-appealable order of a court of competent jurisdiction permanently prohibiting the consummation of the transactions contemplated hereby.

(f) This Agreement may be terminated by Sellers if Buyer is in material breach of any material covenant or agreement under this Agreement, or if any representation or warranty of Buyer is not true and correct in all material respects (except that where any statement in a representation or warranty expressly includes a standard of materiality, such statement shall be true and correct), in either case such that the conditions set forth in Sections 3.1(a) and (b) would not be satisfied and which is not curable or, if curable, is not cured within thirty (30) calendar days after written notice of such breach is given to Buyer by Sellers.

(g) This Agreement may be terminated by Buyer if Sellers are in material breach of any material covenant or agreement under this Agreement, or if any representation or warranty of Sellers is not true and correct in all material respects (except that where any statement in a representation or warranty expressly includes a standard of materiality, such statement shall be true and correct), in either case such that the conditions set forth in Sections 3.2(a) and (b) would not be satisfied and which is not curable or, if curable, is not cured within thirty (30) calendar days after written notice of such breach is given to Sellers by Buyer.

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8.2 Status of Agreement after Termination. Upon any termination of this Agreement pursuant to Section 8.1, this Agreement shall become void and shall have no effect, except for those obligations in Sections 5.3, 5.4, 6.3, 6.8 and 10.4, each which shall survive the termination of this Agreement in accordance with its terms.

8.3 Survival. The representations, warranties, agreements or covenants of the parties made in this Agreement, and any rights arising out of any breach of any such representation, warranty, agreement or covenant, shall not survive beyond the Closing Date, except for those covenants or agreements of the parties which by their terms contemplate performance after the Closing Date and the following provisions, all of which shall survive the Closing Date subject to the terms hereof: Sections 1.1(a), 1.1(c), 1.2(b), 1.2(c), 1.4, 2.2, 5.2, 6.1(b), 6.1(c), 6.5(b), 6.6(a) ,6.8, 6.9, 6.10, 6.11, 8.3 and Article X.

ARTICLE IX

CERTAIN DEFINITIONS

As used in this Agreement, the following definitions shall apply:

9.1 “Action” means any charge, claim, lawsuit, complaint, request for investigation, report of alleged violation of law or regulation, or legal proceeding of any nature filed with or made to any Governmental Entity or organization having jurisdiction or authority over Sellers, their assets, their property or their operations.

9.2 “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person.

9.3 “Agreement” means this Asset Purchase Agreement by and between Buyer and Sellers, as amended or supplemented, together with all schedules attached hereto.

9.4 “Approval” means any approval, authorization, consent, qualification or registration, or any waiver of any of the foregoing, required to be obtained from, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Entity or any other Person.

9.5 “Bankruptcy Code” means 11 U.S.C, 101 et seq., and applicable federal rules of bankruptcy procedure thereunder.

9.6 “Bankruptcy Court” means the United States Bankruptcy Court for the Western District of Texas, Austin Division.

9.7 “Business Day” means a day that is not a Saturday, Sunday or legal holiday in Austin, Texas.

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9.8 “Closing” means the closing of the transactions contemplated by this Agreement.

9.9 “Cure Amount” shall have the meaning assigned to such term in the Sale Order.

9.10 “Expenses” means reasonable attorneys’ and accountants’ fees and expenses, costs of investigation and all other reasonable out-of-pocket expenses.

9.11 “Governmental Entity” means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

9.12 “Laws” means any law, statute, regulation, rule, ordinance or Order of a Governmental Entity.

9.13 “Lien” means any mortgage, pledge, deed of trust, hypothecation, lien, security interest, encumbrance, or other similar restriction, claim or right of others.

9.14 “Net Sales” means the revenues actually received by Buyer, any affiliate of Buyer, any subsequent transferees of any of the Assets, and any sublicensee of any of the foregoing, from all sales of Products anywhere in the world, less deductions for any: (a) credits, allowances, samples, discounts and rebates actually granted to such customers (including those granted to managed-care entities and government agencies as well as entities that manage patient drug benefits); (b) freight and insurance costs actually paid only if stated on an invoice; (c) trade, quantity or cash discounts; (d) retroactive price reductions actually given; and (e) sales, value-added and other direct taxes (including customs, duties and other similar governmental charges) incurred directly in connection with the sales of Products to third party customers and actually paid only if stated on an invoice. In the event that a Product is sold for a single price in combination with another therapeutically active ingredient, or other product or service which does not constitute a Product under this Agreement if sold separately, Net Sales from such combination sales for purposes of calculating Net Sales under Section 1.2 shall be calculated by multiplying the Net Sales of the combination product by the fraction A/(A+B), where A is the average gross selling price during the previous calendar quarter of such Product sold separately and B is the average gross selling price during the previous calendar quarter of the therapeutically active ingredient, or other product or service sold separately. In the event that separate sales of such Product or such additionally therapeutically active ingredient, or other product or service were not made during the previous calendar quarter, then the Net Sales shall be reasonably allocated between such Product and such active ingredient, or other product or service, based upon their relative values, and if requested by any Seller on behalf of Sellers, Buyer (or its permitted successors and assigns) and such Seller shall negotiate in good faith and agree on the proper allocation and relative values, such agreement not to be unreasonably withheld by either party.

9.15 “Order” means any decree, injunction, judgment, order, ruling, writ, quasi-judicial decision or award or administrative decision or award of any federal, state, local, foreign or other court, arbitrator, tribunal, administrative agency or Governmental Entity to which any Person is a party or that is or may be binding on any Person or its securities, assets or business.

9.16 “Person” means an association, a corporation, an individual, a partnership, a trust or any other entity or organization, including a Governmental Entity.

9.17 “Products” means any product, component or material the manufacture, use, importation, offer for sale or sale of which would infringe a Valid Claim in the country for which the Product is manufactured, used, imported, offered for sale or sold, where “Valid Claim” means a claim of an issued and

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unexpired patent included within the Transferred Intellectual Property Rights, which has not been held unenforceable, unpatentable or invalid by an unappealed or unappealable order of a court or other governmental agency of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

9.18 “Purchased Contracts” means (a) the Assumed Contracts and (b) any Transferred Intellectual Property Rights to the extent treated as executory contracts or unexpired leases under Section 365 of the Bankruptcy Code.

9.19 “Tax” means any federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, employment, payroll, withholding or minimum tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever.

ARTICLE X

MISCELLANEOUS

10.1 Amendments; Waivers. This Agreement and any schedule attached hereto may be amended only by agreement in writing of Buyer and Sellers.

10.2 Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and performed in such State and without regard to conflicts of law doctrines, except to the extent that certain matters are preempted by federal law or are governed by the law of the jurisdiction of incorporation or formation of the respective parties.

10.3 Assignment. The parties acknowledge and agree that prior to the Closing, Buyer intends to transfer and assign all of its rights and obligations under this Agreement to the Buyer Transferee in accordance with Section 1.2(c) hereof. No assignment of the rights and obligations under this Agreement or of all or any material portion of the Assets shall be effective unless and until the Buyer Transferee and any subsequent transferees agree in writing in substantially the form attached hereto as Exhibit A to assume all obligations of the Buyer, or Buyer Transferee, if applicable, under this Agreement and to be bound by this Agreement and the obligations contained herein as if it had been a party hereto (as Buyer) on the date hereof, including without limitation, the obligation to pay Contingent Royalty Payments resulting from Net Sales. Notwithstanding anything to the contrary in this Section 10.3, after such time as the maximum aggregate Contingent Royalty Payment of $30,000,000 has come due and been paid to Sellers, any assignment of the rights and obligations under this Agreement or of all or any material portion of the Assets by Buyer, Buyer Transferee or any subsequent transferee will not be subject to the requirements of this Section 10.3.

10.4 Expenses. Except as otherwise specifically provided in this Agreement, each party shall pay its own expenses incident to the negotiation, preparation and performance of this Agreement and the transactions contemplated hereby, except that Sellers shall pay all costs of securing third-party consents and Approvals with respect to transfers of the Assets or the Assumed Liabilities.

10.5 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of each party, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement is intended to relieve or discharge the obligation of any third person to, or to confer any right of subrogation or action over against, any party to this Agreement. The liquidating trust under the plan of reorganization of Sellers in the Bankruptcy Case (the “Liquidating Trust”) shall be a third party beneficiary of this Agreement and may enforce all rights of Sellers under this Agreement.

20

10.6 Notices. Any notice, consent, waiver and other communication hereunder must be in writing and shall be deemed to be duly given when (a) delivered in person, (b) transmitted by confirmed telefax or facsimile or (c) received if sent mailed by certified or registered mail, postage prepaid, return receipt requested, as follows:

If to Sellers, addressed to:

Introgen Therapeutics, Inc.

Attn: Mike Ciesla, CRO

c/o Munsch Hardt Kopf & Harr, P.C.

600 Congress Avenue, Suite 2900

Telecopy: (512) 391-6100

With copy to:

Munsch Hardt Kopf & Harr, P.C.

600 Congress Avenue, Suite 2900

Telecopy: (512) 391-6100

Attention: Patricia Baron Tomasco, Esq.

If to Buyer, addressed to:

Pope Asset Management, LLC

5100 Poplar Avenue, Suite 805

Memphis TN 38137

Attention: William Wells

Phone: +1 (901) 763-4001

Fax: +1 (901) 763-4229

With copy to:

Baker Botts L.L.P.

1500 San Jacinto Center

98 San Jacinto Boulevard

Telecopy: (512) 322-8377

Attention: Laura L. Tyson

or to such other address or to such other person as either party shall have last designated by such notice to the other party.

10.7 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any court of competent jurisdiction or other Governmental Entity, such provision shall be fully severable and the remaining provisions of this Agreement shall remain in full force and effect

10.8 Headings. The descriptive headings of the articles, sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

10.9 Counterparts. This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement (or other

21

document) and shall become effective (unless otherwise therein provided) when one or more counterparts have been signed by each party and delivered to the other party. Facsimile, pdf, or other electronically delivered signatures shall constitute original signatures for all purposes of this Agreement.

10.10 Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with Transaction Documents) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

22

IN WITNESS WHEREOF, Sellers and Buyer have caused this Agreement to be duly executed on its behalf as of the date first above written.

SELLERS

INTROGEN THERAPEUTICS, INC.

By:	/s/ Michael L. Ciesla

Name:	Michael L. Ciesla

Title:	Chief Restructuring Officer

INTROGEN TECHNICAL SERVICES, INC.

By:	/s/ Michael L. Ciesla

Name:	Michael L. Ciesla

Title:	Chief Restructuring Officer

BUYER

POPE INVESTMENTS II LLC

By:	/s/ William P. Wells

Name:	William P. Wells

Title:

SCHEDULES:

Schedule 1.1(a)(1)	Transferred Intellectual Property Assets

Schedule 1.1(a)(2)	Assumed Contracts

Schedule 1.1(a)(3)	Transferred Personal Property

Schedule 1.1(a)(5)	Programs

Schedule 2.1(a)(1)	Columbia Modification and Assignment Option Agreement

Schedule 3.2(e)	Vivante Transferred Assets

Schedule 6.6(a)	Patent Costs

EXHIBITS:

Exhibit A	Joinder Agreement

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

716364	Australia	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	2/24/2000	Combined Therapeutical Treatment Of Hyperproliferative Disease	B. Tocque

EP0800399	Belgium	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

EP0800399	Switzerland	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

EP0800399	Germany	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

EP0800399	Denmark	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

EP0800399	Spain	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

EP0800399	France	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

EP0800399	Great Britain	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

EP0800399	Greece	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

EP0800399	Ireland	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

EP0800399	Italy	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

EP0800399	Liechtenstein	Aventis Pharma S.A..	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

EP0800399	Luxembourg	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

EP0800399	Netherlands	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

EP0800399	Portugal	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

EP0800399	Sweden	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	8/14/2002		B. Tocque

213015	Mexico	Aventis Pharma S.A.S.A	PAT	1/17/1995	1/12/1996	2/25/2003		B. Tocque

283989	Slovakia	Aventis Pharma S.A.	PAT	1/17/1995	1/12/1996	7/712004		B. Tocquc

6262032	United States	Aventis Pharma S.A.	PAT	7/17/1997	7/17/1997	7/17/2001		B. Tocque

10/412,684	United States	Aventis Pharma S.A.	PAT	1/17/1995	4/14/2003			B. Tocque

6485958	United States	Aventis Pharma S.A.	PAT	9/25/1996	12/16/1998	11/26/2002	Method For Producing Recombinant Adenovirus	F. Blanche; J.M. Guillaume

778287	Australia	Aventis Pharma S.A.	PAT	9/25/1996	1/8/1998	11/25/2004		F. Blanche; Guillaume

2004201075	Australia	Aventis Pharma S.A.	PAT	9/25/1996	7/25/2001	5/26/2005		F. Blanche; Guillaume

EP0944717	Europe	Aventis Pharma S.A.	PAT	7/1/1996	6/20/1997			F. Blanche; Guillaume

HU224558	Hungary	Aventis Pharma S.A.	PAT	7/1/1996	1/8/1998	10/28/2005		F. Blanche; Guillaume

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

6905862	United States	Aventis Pharma S.A.	PAT	9/25/1996	10/10/2002	6/14/2005		F. Blanche; Guillaume

6537793	United States	Aventis Pharma S.A.	PAT	2/12/1999	6/14/2001	3/25/2003	Method Of Separating Viral Particles	F. Blanche; A. Barbot; Cameron

779267	Australia	Aventis Pharma S.A.	PAT	2/12/1999	7/13/2000	1/13/2005		F. Blanche; A. Barbot; Cameron

EP1141249	Europe	Aventis Pharma S.A.	APP	12/13/1998	12/30/1999			F. Blanche; A. Barbot; Cameron

696245	Australia	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	9/3/1998	Defective Recombinant Adenovirus For Gene ‘Therapy Of Tumors	Perricaudet; Haddada; E. May

BR1101131	Brazil	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	11/4/1997		Perricaudet; Haddada; E. May

EP0695360	Austria	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E. May

EP0695360	Belgium	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E. May

EP0695360	Switzerland	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E May

EP0695360	Germany	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E. May

EP0695360	Denmark	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E, May

EP0695360	Spain	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E May

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

EP0695360	France	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E. May

EP0695360	Great Britain	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E. May

EP0695360	Greece	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E. May

EP0695360	Ireland	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E. May

EP0695360	Italy	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E. May

EP0695360	Liechtenstein	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E. May

EP0695360	Luxembourg	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E. May

EP0695360	Netherlands	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E. May

EP0695360	Portugal	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E. May

EP0695360	Sweden	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	7/5/2006		Perricaudet; Haddada; E. May

220346	Hungary	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	8/28/1996		Perricaudet; Haddada; E. May

8508879	Japan	Aventis Pharma S.A.	APP	4/22/1993	4/15/1994			Perricaudet; Haddada; E. May

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

NO321454B	Norway	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	5/15/2006		Perricaudet; Haddada; E. May

265306	New Zealand	Aventis Pharma S.A.	PAT	4/22/1993	4/15/1994	10/24/1997		Perricaudet; Haddada; E. May

7163925	United States	The Board of Regents of The University of Texas System	PAT	7/17/1995	5/19/1998	1/16/2007	P16 Expression Constructs And Their APP In Cancer Therapy	X. Jin; J. Roth

6251871B1	United States	The Board Regents of the University of Texas System	PAT	7/17/1995	2/16/1999	6/26/2001	P16 Constructs And Their App In Cancer Therapy	X. Jin; J. Roth

5229109	United States	The Board of Regents of The University of Texas System	PAT	4/14/1992	4/14/1992	7/20/1993	Low Toxicity Interleukin-2 Analogues For Use In Immunotherapy	E. Grimm; K. Heaton

FP0673257	Denmark	The Board of Regents of The University of Texas System	PAT	4/14/1992	4/13/1993	10/16/2002		E. Grimm; K. Heaton

EP0673257	Italy	The Board of Regents of The University of Texas System	PAT	4/14/1992	4/13/1993	10/16/2002		E. Grimm; K. Heaton

EP0673257	Liechtenstein	The Board of Regents of The University of Texas System	PAT	4/14/1992	4/13/1993	10/16/2002		E. Grimm; K. Heaton

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

6899870	United States	The Board of Regents of The University of Texas System	PAT	3/11/1998	3/11/1999	5/31/2005	Induction Of Apoptotic Or Cytotoxic Gene Expression By Adenoviral Mediated Gene Codelivery	T. McDonnell; S. Swisher; B. Fang; E. Bruckheimer; M. Sarkiss; L. Ji; J. Roth

762493	Australia	The Board of Regents of The University of Texas System	PAT	3/11/1998	3/11/1999	10/9/2003		T. McDonnell; S. Swisher; B. Fang; E. Bruckheimer; M. Sarkiss; L. Ji; J. Roth

2379171	Canada	Introgen Therapeutics, Inc.	APP	7/15/1999	1/15/2002		Methods For Treatment Of Hyperproliferative Diseases Using Human Mda-7	A. Mhashilkar, B. Schrok; S. Chada

EP1307234	Europe	Introgen Therapeutics, Inc.	APP	7/15/1999	5/13/2000			A. Mhashilkar, B. Schrok; S. Chada

EP200600226 61	Europe	Introgen Therapeutics, Inc.	APP	7/15/1999	10/30/2006			A. Mhashilkar, B. Schrok; S. Chada

09/615,154	United States	Introgen Therapeutics, Inc.	APP	7/15/1999	7/13/2000			A. Mhashilkar, B. Schrok; S. Chada

EP1325125	Europe	The Board of Regents of The University of Texas System	APP	7/10/2000	7/10/2001			L. Ji: J. Minna; J. Roth; M. Lerman

10/445,718	United States	The Board of Regents of The University of Texas System	APP	7/10/2000	5/27/2003			L. Ji: J. Minna; J. Roth; M. Lerman

2429769	Canada	The Board of Regents of The University of Texas System	APP	12/7/2000	5/27/2003		Methods Of Treatment Involving Human Mda-7	S. Chada; E. Grimm; A. Mhashilkar; R. Ramesh

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

EP1404359	Europe	The Board of Regents of The University of Texas System	APP	12/7/2000	12/7/2001			S. Chada; E. Grimm; A. Mhashilkar; R. Ramesh

10/017,472	United States	The Board of Regents of The University of Texas System	APP	12/7/2000	12/7/2001			S. Chada; E. Grimm; A. Mhashilkar; R. Ramesh

11/746,531	United States	The Board of Regents of The University of Texas System	APP	12/7/2000	8/30/2007			S. Chada; E. Grimm; A. Mhashilkar; R. Ramesh

2477780	Canada	Introgen Therapeutics, Inc.	APP	3/5/2002	8/31/2004		Methods Of Enhancing Immune Induction Involving Mda-7	Chada; Grimm; Mhashilkar; Ramesh

03809886.5	China	Introgen Therapeutics, Inc.	APP	3/5/2002	3/3/2003			Chada; Pataer; Mhashilkar; Ramesh; Roth; Swisher;

EP1490101	Europe	Introgen Therapeutics, Inc.	APP	3/5/2002	3/3/2003		-7	S. Chada; A. Pataer; A, Mhashilkar; R. Ramesh; J. Roth; S. Swisher;

2003-574225	Japan,	Introgen Therapeutics, Inc.	APP	3/5/2002	11/2/2004			S. Chada; A. Pataer; A. Mhashilkar; R. Ramesh; J. Roth; S. Swisher;

10/378,590	United States	Introgen Therapeutics, Inc.	APP	3/5/2002	3/3/2003			S. Chada; A. Pataer; A. Mhashilkar; R. Ramesh; J. Roth; S. Swisher;

11/000,341	United States	The Board of Regents of The University of Texas System	APP	12/30/2003	11/30/2004		Methods And Compositions To For Improved Non- Viral Gene Therapy	R. Ramesh; B. Gopalan; J. Roth

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

2006-533032	Japan	Introgen Therapeutics. Inc.	APP	5/15/2003	5/14/2004			S. Zhang; H. Pham

EP1603943	Europe	The Board of Regents of The University of Texas System	APP	3/3/2003	3/2/2004			S. Chada; J. Mumm; R. Ramesh; A. Mhashilkar; Meyn; E. Grimm

10/791,692	United States	The Board of Regents of The University of Texas System	APP	3/3/2003	3/2/2004			R. Chada; J. Mumm; R. Ramesh; A. Mhashilkar; R. Meyn; E. Grimm

780613	Australia	St. Louis University	PAT	7/12/1999	7/12/2000	8/4/2005	Replication-Competent Anti-Cancer Vectors	W. Wold; K. Toth; K. Doronin; A. Tollefson

2378586	Canada	St. Louis University	APP	7/12/1999	7/12/2000			W. Wold; K. Toth; K. Doronin; A. Tollefson

EP1196616	Belgium	St. Louis University	PAT	7/12/1999	7/12/2000	11/18/2004		W. Wold; K. Toth; K. Doronin; A. Tollefson

EP1196616	Switzerland	St. Louis University	PAT	7/12/1999	7/12/2000	11/18/2004		W. Wold; K. Toth; K. Doronin; A. Tollefson

EP1196616	Germany	St. Louis University	PAT	7/12/1999	7/12/2000	11/18/2004		W. Wold; K. Toth; K. Doronin; A. Tollefson

EP1196616	Spain	St. Louis University	PAT	7/12/1999	7/12/2000	11/18/2004		W. Wold; K. Toth; K. Doronin; A. Tollefson

EP1196616	France	St. Louis University	PAT	7/12/1999	7/12/2000	11/18/2004		W. Wold; K. Toth; K. Doronin; A. Tollefson

EP1196616	Great Britain	St. Louis University	PAT	7/12/1999	7/12/2000	11/18/2004		W. Wold; K. Toth; K. Doronin; A. Tollefson

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

EP1196616	Italy	St. Louis University	PAT	7/12/1999	7/12/2000	11/18/2004		W. Wold; K. Toth; K. Doronin; A, Tollefson

2001-509486	Japan	St. Louis University	APP	7/12/1999	1/11/2002			W. Wold; K. Toth; K. Doronin; A. Tollefson

09/351,778	United States	St. Louis University	APP	7/12/1999	7/12/1999			W. Wald; K. Toth; K. Doronin; A. Tollefson

11/249,873	United States	St. Louis University	APP	7/12/1999	10/13/2005			W. Wold; K. Toth; K. Doronin; A. Tollefson

2,548,220	Canada	Introgen Therapeutics, Inc.	APP	12/1/2003	12/1/2004		Use Of Mda-7 To Inhibit Pathogenic Infectious Organisms	S. Chada

11/001,702	United States	Introgen Therapeutics, Inc.	APP	12/1/2003	12/1/2004			S. Chada

11/568,499	United States	St. Louis University	APP	4/30/2004	10/30/2006		Oncolytic Adenovirus Armed With Therapeutic Genes	S. Chada; W. Wold; L. Zumstein

11/057,710	United States	St. Louis University	APP	12/2/2004	2/14/2005		Models For Viral Based Cancer Therapy	W. Wold; K. Toth; M. Thomas

To Be Assigned	Canada	Introgen Therapeutics, Inc.	APP	12/22/2004	12/22/2005		Use Of Flexible Bag Container For Viral Production	J. Senesac

EP1758615	Europe	Introgen Therapeutics, Inc.	APP	6/11/2004	6/29/2005		Combination Treatment Of Cancer With Elicitor Of Gene Product Expression And Gene-Product Targeting Agent	J. Roth; G. Schumacher; S. Chada

11/150,521	United States	Introgen Therapeutics, Inc.	APP	6/11/2004	6/10/2005			J. Roth; G. Schumacher; S. Chada

06770317.3	Europe	University of South Florida					P53 Vaccine For The Treatment Of Cancers	S. Antonia; D. Gabrilovich; S. Chada; K. Menander

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

11/433,079	United States	University of South Florida	APP	5/12/2005	5/12/2006			S. Antonia; D. Gabrilovich; S. Chada; K.

PCT/US 06/18 592	World	University of South Florida	PCT	5/12/2005	5/12/2006			S. Antonia D.; Gabrilovich; S. Chada; K. Menander

2006206267	Australia	Introgen Therapeutics, Inc.	APP	1/2112005	1/20/2006		Topical Administration Permitting Prolonged Exposure Of Target Cells To Therapeutic And Prophylactic Viral Vectors	P. Clarke; S. Chada, K. Menander; R. Sobol; S. Zhang

	Canada	Introgen Therapeutics, Inc	APP	1/21/2005	1/20/2006			P. Clarke; S. Chada, K. Menander; R. Sobol; S. Zhang

	China	Introgen Therapeutics, Inc	APP	1/21/2005	1/20/2006			P. Clarke; S. Chada, K. Menander; R. Sobol; S. Zhang

	Europe	Introgen Therapeutics, Inc	APP	1/21/2005	1/20/2006	6/29/1905		P. Clarke; S. Chada, K. Menander; R. Sobol; S. Zhang

	India	Introgen Therapeutics, Inc	APP	1/21/2005	1/20/2006			P. Clarke; S. Chada, K. Menander; R. Sobol; S. Zhang

	Japan	Introgen Therapeutics, Inc	APP	1/21/2005	1/20/2006			P. Clarke; S. Chada, K. Menander; R. Sobol; S. Zhang

	Korea	Introgen Therapeutics, Inc	APP	1/21/2005	1/20/2006			P. Clarke; S. Chada, K. Menander; R. Sobol; S. Zhang

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

	New Zealand	Introgen Therapeutics, Inc	APP	1/21/2005	1/20/2006			P. Clarke; S. Chada, K. Menander; R. Sobol; S. Zhang

	Russia	Introgen Therapeutics, Inc	APP	1/21/2005	1/20/2006			P. Clarke; S. Chada, K. Menander; R. Sobol; S. Zhang

11/336,664	United States	Introgen Therapeutics Inc	APP	1/21/2005	1/20/2006			P. Clarke; S. Chada, K. Menander; R. Sobol; S. Zhang

	Canada	The Board of Regents of the University of Texas System and Introgen Therapeutics, Inc.	APP	2/8/2005	2/8/2006			S. Chada; K. Hunt

	China	The Board of Regents of the University of Texas System and Introgen Therapeutics, Inc.	APP	2/8/2005	2/8/2006			S. Chada; K. Hunt

	India	The Board of Regents of the University of Texas System and Introgen Therapeutics. Inc.	APP	2/8/2005	2/8/2006			S. Chada; K. Hunt

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

	Japan	The Board of Regents of the University of Texas System and Introgen Therapeutics. Inc.	APP	2/8/2005	2/8/2006			S. Chada; K. Hunt

	Russia	The Board of Regents of the University of Texas System and Introgen Therapeutics, Inc.	APP	2/8/2005	2/8/2006			S. Chada; K. Hunt

11/349,727	United States	The Board of Regents of the University of Texas System and Introgen Therapeutics, Inc.	APP	2/8/2005	2/8/2006			S. Chada; K. Hunt

EP1827487	Europe	The Board of Regents of the University of Texas System and Introgen Therapeutics, Inc	APP	11/17/2004		2007	Cancer Immunotherapy Incorporating P53	M. Cristofanilli; S. Krishnamurthy; K. Menander; G. Hortobagyi

11/281,922	United States	The Board of Regents of the University of Texas System and Introgen Therapeutics, Inc	APP	11/17/2004	11/17/2005			M. Cristofanilli; S. Krishnamurthy; K. Menander; G. Hortobagyi

11/559,227	United States	Introgen Therapeutics, Inc.	APP	11/12/2005	11/13/2006		Methods for the Production and Purification of Adenoviral Vectors	S. Zhang,; H. Pham; P. Clarke

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

PCT/US06/08 0847	World	Introgen Therapeutics, Inc.	PCT	11/12/2005	11/13/2006			S. Zhang; H. Pham; P. Clarke

11/668,981	United States	Introgen Therapeutics, Inc.	APP	1/30/2006	1/30/2007		Prognostic Factors For Anti-Hyperproliferative Disease Gene Therapy	R Sobol; S. Chada; L. Zumstein; E. Cvitkovic; K. Menander

PCT/US07/06 1320	World	Introgen Therapeutics, Inc.	PCT	1/30/2006	1/30/2007			R. Sobol; S. Chada; L. Zumstein; E. Cvitkovic; K. Menander

11/748,826	United States	Introgen Therapeutics, Inc.	APP	5/15/2006	5/15/2007		Methods And Compositions For Protein Production Using Adenoviral Vectors	S. Zhang; H. Pham; P. Song; M. Zheng; P. Clarke

PCT/US07/06 8977	World	Introgen Therapeutics, Inc.	PCT	5/15/2006	5/15/2007			S. Zhang; H. Pham; P. Song; M. Zheng; P. Clarke

11/672,896	United States	The Board of Regents of The University of Texas System and Introgen Therapeutics, Inc.	APP	2/8/2006	2/8/2007		Compositions and Methods Involving Gene Therapy and Proteasome Modulation	R. Ramesh; S. Chada

PCT/US07/06 1883	World	The Board of Regents of The University of Texas System and Introgen Therapeutics, Inc.	PCT	2/8/2006	2/8/2007			R. Ramesh; S. Chada

11/764,719	United States	Introgen Therapeutics, Inc.	APP	6/16/2006	6/16/2007		Compositions And Methods Related To Adenovirus Based Delivery Of Antigens	P. Clarke

PCT/US07/07 1490	World	Introgen Therapeutics, Inc.	PCT	6/16/2006	6/16/2007			P. Clarke

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

11/741,594	United States	The Board of Regents of The University of Texas System	APP	4/28/2006	4/27/2007		Compositions and Methods Involving MDA-7 for the Treatment of Cancer	R. Ramesh

PCT/US07/06 7691	World	The Board of Regents of The University of Texas System	PCT	4/28/2006	4/28/2007			R. Ramesh

	Australia	The Board of Regents of The University of Texas System	APP		9/14/2007		Bioactive Fus1 Peptides and Nanoparticle-Polypeptide Complexes	J. Lin; R. Arlinghaus; T. Sun; L. Ji; B. Ozpolat; G. Berestein-Lopez; J. Roth

	Canada	The Board of Regents of The University of Texas System	APP	3/14/2005	9/14/2007			J. Lin; R. Arlinghaus; T. Sun; L. Ji; B. Ozpolat; G. Berestein-Lopez; J. Roth

	China	The Board of Regents of The University of Texas System	APP		9/14/2007			J. Lin; R. Arlinghaus; T. Sun; L. Ji; B. Ozpolat; G. Berestein-Lopez; J. Roth

	Europe	The Board of Regents of The University of Texas System	APP		9/14/2007			J. Lin; R. Arlinghaus; T. Sun; L. Ji; B. Ozpolat; G. Berestein-Lopez; J. Roth

	India	The Board of Regents of The University of Texas System	APP		9/14/2007			J. Lin; R. Arlinghaus; T. Sun; L. Ji; B. Ozpolat; G. Berestein-Lopez; J. Roth

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

	Japan	The Board of Regents of The University of Texas System	APP		9/14/2007			J. Lin; R. Arlinghaus; T. Sun; L. Ji; B. Ozpolat; G. Berestein-Lopez; J. Roth

	Korea	The Board of Regents of The University of Texas System	APP		9/14/2007			J. Lin; R. Arlinghaus; T. Sun; L. Ji; B. Ozpolat; G. Berestein-Lopez; J. Roth

	Russia	The Board of Regents of The University of Texas System	APP		9/14/2007			J. Lin; R. Arlinghaus; T. Sun; L. Ji; B. Ozpolat; G. Berestein-Lopez; J. Roth

11/375,544	United States	The Board of Regents of The University of Texas System	APP	3/14/2005	3/14/2006			J. Lin; R. Arlinghaus; T. Sun; L. Ji; B. Ozpolat; G. Berestein-Lopez; J. Roth

PCT/US2008/055507	World	Introgen Therapeutics, Inc.	PCT	3/1/2007	2/29/2008			S. Zhang and E. Onishi

	Australia	The Board of Regents of the University of Texas System	APP	3/9/2005	9/9/2007		Methods And Composition Related To In Vivo Imaging Of Gene Expression	V. Kundra; B. Fang; L. Ji; D. Yang

	Canada	The Board of Regents of the University of Texas System	APP	3/9/2005	9/9/2007			V. Kundra; B, Fang; L. Ji; D. Yang

	China	The Board of Regents of the University of Texas System	APP	3/9/2005	9/9/2007			V. Kundra; B. Fang; L. Ji; D. Yang

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

	Europe	The Board of Regents of the University of Texas System	APP	3/9/2005	9/9/2007			V. Kundra; 13. Fang; L. Ji; D. Yang

	India	The Board of Regents of the University of Texas System	APP	3/9/2005	9/9/2007			V. Kundra; B. Fang; L. Ji; D. Yang

	Japan	The Board of Regents of the University of Texas System	APP	3/9/2005	9/9/2007			V. Kundra; B. Fang; L. Ji; D. Yang

	Korea	The Board of Regents of the University of Texas System	APP	3/9/2005	9/9/2007			V. Kundra; B. Fang; L. Ji; D. Yang

	Russia	The Board of Regents of the University of Texas System	APP	3/9/2005	9/9/2007			V. Kendra; B. Fang; L. Ji; D. Yang

11/909,073	United States	The Board of Regents of the University of Texas System	APP	3/9/2005	9/9/2007			V. Kendra; B. Fang; L. Ji; D. Yang

6017524	United States	The Board of Regents of The University of Texas System; NIH	PAT	3/6/1991	10/13/1992	1/25/2000	Methods And Compositions For Retroviral Vector Mediated Transduction	J. Roth; T. Mukhopadyay; M. Tainsky

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

6,998,117	United States	The Board of Regents of The University of Texas System; NIH	PAT	3/6/1991	6/2/1995	2/14/2006		J. Roth; T. Mukhopadyay; M. Tainsky

6436700	United States	The Board of Regents of the University of Texas System	PAT	3/6/1991	12/7/1992	8/20/2002	Anti-Sense K-Ras	J. Roth; T. Mukhopadhyay; M. Tainsky

6410010	United States	The Board of Regents of The University of Texas System	PAT	10/13/1992	10/29/1993	6/25/2002	Recombinant p53 adenovirus methods and compositions	W. Zhang; J. Roth

698437	Australia	The Board of Regents of the University of Texas System	PAT	10/13/1992	10/28/1994	2/11/1999		W. Zhang; J. Roth

P19408179-4	Brazil	The Board of Regents of the University of Texas System	APP	10/13/1992	10/28/1994			W. Zhang; J. Roth

2174556	Canada	The Board of Regents of The University of Texas System	APP	10/13/1992	10/28/1994			W. Zhang; J. Roth

ZL94194354.2	China	The Board of Regents of The University of Texas System	PAT	10/13/1992	10/28/1994	2/27/2002		W. Zhang; J. Roth

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

288790	Czech Republic	The Board of Regents of The University of Texas System	PAT	10/13/1992	10/28/1994	7/4/2001		W. Zhang; J. Roth

EP0725791	Europe	The Board of Regents of The University of Texas System	APP	10/13/1992	10/28/1994			W. Zhang; J. Roth

222981	Hungary	The Board of Regents of The University of Texas System	PAT	10/13/1992	10/28/1994	4/5/2004		W. Zhang; J. Roth

JP 2003265193	Japan	The Board of Regents of The University of Texas System	APP	10/13/1992	10/28/1994			W. Zhang; J. Roth

10-1996-0702193	Korea	The Board of Regents of The University of Texas System	APP	10/13/1992	10/28/1994			W. Zhang; J. Roth

10-2005-7005235	Korea	The Board of Regents of The University of Texas System	APP	10/13/1992	10/28/1994			W. Zhang; J. Roth

275356	New Zealand	The Board of Regents of The University of Texas System	PAT	10/13/1992	10/28/1994	4/15/1998		W. Zhang; J. Roth

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

186151	Poland	The Board of Regents of The University of Texas System	PAT	10/13/1992	10/28/1994	3/23/2004		W. Zhang; J. Roth

2222600	Russia	The Board of Regents of The University of Texas System	PAT	10/13/1992	10/28/1994	3/23/2004		W. Zhang; J. Roth

2222600	Russia	The Board of Regents of The University of Texas System	PAT	10/13/1992	10/28/1994	3/23/2004		W. Zhang; J. Roth

PP509-96	Slovakia	The Board of Regents of The University of Texas System	APP	10/13/1992	10/28/1994			W. Zhang; J. Roth

73265	Ukraine	The Board of Regents of The University of Texas System	PAT	10/13/1992	10/28/1994	7/15/2005		W. Zhang; J. Roth

6905873	United States	The Board of Regents of The University of Texas System	PAT	10/13/1992	4/2/1996	6/14/2005		W. Zhang; J. Roth

6511847	United States	The Board of Regents of The University of Texas System	PAT	10/13/1992	9/21/2000	1/28/2003		W. Zhang; J. Roth

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

6830749	United States	The Board of Regents of The University of Texas System	PAT	10/13/1992	6/25/2002	12/14/2004		W. Zhang; J. Roth

11/251,111	United States	The Board of Regents of The University of Texas System	APP	10/13/1992	10/14/2005			W. Zhang; J. Roth

7033750	United States	The Board of Regents of The University of Texas System	PAT	10/13/1992	6/11/2002	4/25/2006		W. Zhang; J. Roth

EP0754237	Europe	The Board of Regents of the University of Texas System	APP	4/4/1994	4/4/1995		An adenovirus supervector system	W. Zhang; J. Roth

7,252,989	United States	The Board of Regents of the University of Texas System	PAT	4/4/1994	4/4/1994	8/7/2007		W. Zhang; J. Roth

6143290	United States	The Board of Regents of The University of Texas System	PAT	10/29/1993	4/7/1994	11/7/2000	Tumor regression by adenovirus expression of wild-type p53	W. Zhang; J. Roth

5747469	United States	The Board of Regents of The University of Texas System	PAT	3/6/1991	4/25/1994	5/5/1998	Methods and compositions comprising DNA damaging agents and p53	J. Roth; T. Fujiwara; E.A. Grimm; T. Mukhopadhyay; W. Zhang; L. Owen-Schaub

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

	Brazil	The Board of Regents of The University of Texas System	APP	3/6/1991	4/24/1995			J. Roth; T. Fujiwara; E.A. Grimm; T. Mukhopadhyay; W. Zhang; L. Owen-Schaub

695 35 684.4-08	Germany	The Board of Regents of The University of Texas System		3/6/1991	1/9/2008			J. Roth; T. Fujiwara; E.A. Grimm; T. Mukhopadhyay; W. Zhang; L. Owen-Schaub

JP 2003277272	Japan	The Board of Regents of The University of Texas System	APP	3/6/1991	4/24/1995			J. Roth; T. Fujiwara; E.A. Grimm; T. Mukhopadhyay; W. Zhang; L. Owen-Schaub

1996 4527	Norway	The Board of Regents of The University of Texas System	APP	3/6/1991	4/24/1995			J. Roth; T. Fujiwara; E.A. Grimm; T. Mukhopadhyay; W. Zhang; L. Owen-Schaub

6627189	United States	The Board of Regents of The University of Texas System	PAT	3/6/1991	7/17/1995	9/30/2003	Inhibition Of Cellular Proliferation Using Ras Antisense Molecules	J. Roth; T. Mukhopadhyay; M. Tainsky

6740320	United States	The Board of Regents of The University of Texas System	PAT	6/2/1995	6/2/1995	5/24/2004	Recombinant p53 adenovirus methods and compositions	W. Zhang; J. Roth

6482803	United States	The Board of Regents of The University of Texas System	PAT	9/1/1995	9/1/1995	11/19/2002	Modification of mutated p53 gene in tumors by retroviral delivery of ribozyme A	J. Roth; D. Cai; T. Mukhopadhyay

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

5958892	United States	The Board of Regents of The University of Texas System	PAT	7/30/1996	7/30/1996	9/28/1999	2-methoxyestradiol-induced apoptosis in cancer cells	T. Mukhopadhyay; J. Roth

10-508981	Japan	The Board of Regents of The University of Texas System	APP	7/30/1996	7/24/1997			T. Mulchopadhyay; J. Roth

6133416	United States	The Board of Regents of The University of Texas System	PAT	8/23/1996	8/22/1997	10/17/2000	Inhibition of cell growth by an anti-proliferative factor	D. Wilson; M. Lapadat-Tapolsky; T. Timmons, J. Lee; B. Almond; J. Roth

6054467	United States	Introgen Therapeutics, Inc.	PAT	7/5/1996	7/5/1996	4/25/2000	Down-regulation of DNA repair to enhance sensitivity of p53 mediated suppression	R. Gjerset

505400/1998	Japan	Introgen Therapeutics, Inc.	APP	7/5/1996	7/2/1997			R. Gjerset

6110744	United States	The Board of Regents of The University of Texas System	PAT	11/13/1996	11/12/1997	8/29/2000	Diminishing viral expression by promoter replacement	B. Fang; J. Roth

6630344	United States	The Board of Regents of The University of Texas System	PAT	11/13/1996	8/29/2000	10/7/2003		B. Fang; J. Roth

7244671	United States	The Board of Regents of The University of Texas System	PAT	11/13/1996	10/2/2003	7/17/2007		B. Fang; J. Roth

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

EP1724350	Europe	The Board of Regents of The University of Texas System	APP	11/30/1995	5/9/2006			G. Clayman

3588048	Japan	The Board of Regents of The University of Texas System	APP	11/30/1995	11/27/1996			G. Clayman

1998-0704074	Korea	The Board of Regents of The University of Texas System	APP	11/30/1995	11/27/1996			G. Clayman

P-327009	Poland	The Board of Regents of The University of Texas System	PAT	11/30/1995	11/27/1996	3/31/2003		G. Clayman

08/758,033	United States	The Board of Regents of The University of Texas System	APP	11/30/1995	11/27/1996			G. Clayman

09/968,958	United States	The Board of Regents of The University of Texas System	APP	11/30/1995	10/1/2001			G. Clayman

11/200,527	United States	The Board of Regents of The University of Texas System	APP	11/30/1995	8/9/2005			G. Clayman

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

10/395,864	United States	The Board of Regents of The University of Texas System	APP	11/30/1995	3/24/2003			G. Clayman

6479285	United States	The Board of Regents of The University of Texas System	PAT	7/2/1997	7/1/1998	11/12/2002	p53 as a regulator of cell differentiation	P. Vize; J. Wallingford

6797702	United States	The Board of Regents of The University of Texas System	PAT	4/25/1994	8/26/1997	9/28/2004	Methods and compositions comprising DNA damaging agents and p53	J. Roth; T. Fujiwara; E.A. Grimm; T. Mukhopadhyay; W. Zhang; L. Owen-Schaub

7109179	United States	The Board of Regents of The University of Texas System	PAT	4/25/1994	2/23/2004	9/19/2006		J. Roth; T. Fujiwara; E.A. Grimm; T. Mukhopadhyay; W. Zhang: L. Owen-Schaub

11/348,506	United States	The Board of Regents of The University of Texas System	APP	4/25/1994	2/6/2006		Grimm; T.	J. Roth; T. Fujiwara; E.A. Mukhopadhyay; W. Zhang; L. Owen-Schaub

6069134	United States	The Board of Regents of The University of Texas System	PAT	3/6/1991	10/17/1997	5/30/2000	Methods and compositions comprising DNA damaging agents and p53	J. Roth; T. Fujiwara; E.A. Grimm; T. Mukhopadhyay; W. Zhang: L. Owen-Schaub

767880	Australia	Introgen Therapeutics, Inc.	PAT	3/16/1998	9/29/2000	3/11/2004	Multigene vectors	B. Almond; D. Wilson; S. Chada; L. Zumstein

2323112	Canada	Introgen Therapeutics, Inc.	APP	3/16/1998	9/14/2000			B. Almond; D. Wilson; S. Chada; L. Zumstein

732703	Australia	Introgen Therapeutics, Inc.	PAT	11/20/1996	11/20/1997	8/9/2001		S. Zhang; C. Thwin; Z. Wu; T. Cho

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

2272820	Canada	Introgen Therapeutics, Inc.	APP	11/20/1996	11/20/1997			S. Zhang; C. Thwin; Z. Wu; T. Cho

97181254.3	China	Introgen Therapeutics, Inc.	APP	11/20/1996	11/20/1997			S. Zhang; C. Thwin; Z. Wu; T. Cho

523965/1998	Japan	Introgen Therapeutics, Inc.	APP	11/20/1996	11/20/1997			S. Zhang; C. Thwin; Z. Wu; T. Cho

503701	Korea	Introgen Therapeutics, Inc.	PAT	11/20/1996	11/20/1997	7/18/2005		S. Zhang; C. Thwin; Z. Wu; T. Cho

1999 2398	Norway	Introgen Therapeutics, Inc.	APP	11/20/1996	11/20/1997			S. Zhang; C. Thwin; Z. Wu; T. Cho

335497	New Zealand	Introgen Therapeutics, Inc.	PAT	11/20/1996	11/20/1997	4/5/2001		S. Zhang; C. Thwin; Z. Wu; T. Cho

2350890	Canada	Introgen Therapeutics, Inc.	APP	11/16/1998	11/16/1999			Z. Wu; S. Zhang

11/837,219	United States	Introgen Therapeutics, Inc.	APP	11/16/1998	8/10/2007			Z. Wu; S. Zhang

11/837,269	United States	Introgen Therapeutics, Inc.	APP	11/16/1998	8/10/2007			Z. Wu; S. Zhang

6429298	United States	The Board of Regents of The University of Texas System	PAT	10/13/1998	10/13/1999	8/6/2002	Assays for identifying functional alterations in the p53 tumor suppressor	A. Ellington; I. Matsumura

09/422,911	United States	The Board of Regents of The University of Texas System	APP	10/21/1998	10/21/1999		Augmentation of cell growth inhibition by enhancement of intercellular communication	D. Frank; T. Liu; D. Wilson; G. Clayman

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

EP1165144	Europe	Vanderbilt University	APP	3/15/1999	3/15/2000			D. Gabrilovich; D. Carbone; S. Chada; A. Mhashilkar

11/025,796	United States	Vanderbilt University	APP	3/15/1999	12/29/2004			D. Gabrilovich; D. Carbone; S. Chada; A. Mhashilkar

11/269,112	United States	Vanderbilt University	APP	3/15/1999	11/8/2005			D. Gabrilovich; D. Carbone; S. Chada; A. Mhashilkar

10/216,346	United States	Vanderbilt University	APP	3/15/1999	8/9/2002			D. Gabrilovich; D. Carbone; S. Chada; A. Mhashilkar

775579	Australia	Introgen Therapeutics, Inc.	PAT	11/20/1996	6/28/2001	11/18/2004		S. Zhang; C. Thwin; Z. Wu; T. Cho; S. Gallagher

2353787	Canada	Introgen Therapeutics, Inc.	APP	11/20/1996	5/29/2001			S. Zhang; C. Thwin; Z. Wu; T. Cho; S. Gallagher

09/575,473	United States	The Board of Regents of The University of Texas System	APP	5/24/1999	5/24/2000		Methods and compositions for non-viral gene therapy for treatment of hyperproliferative diseases	R. Ramesh; J. Roth; T. Saeki; D. Wilson

EP1754488	Europe	The Board of Regents of The University of Texas System	APP	5/24/1999	5/9/2006			R. Ramesh; J. Roth; T. Saeki; D. Wilson

6410029	United States	The Board of Regents of The University of Texas System	PAT	7/30/1996	7/9/1999	6/25/2002	2-methoxyestradiol-induced apoptosis in cancer cells	T. Mukhopadhyay; J. Roth

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

6805858	United States	The Board of Regents of The University of Texas System	PAT	10/13/1992	10/6/1999	10/19/2004	Methods For The Administration Of Adenovirus P53	W. Zhang; J. Roth

2002248341	Australia	The Board of Regents of The University of Texas System	PAT	1/11/2001	1/9/2002	2/26/2007	Antihelminthic drugs as a treatment for hyperproliferative diseases	T. Mukhopadhyay; J. Roth

2434654	Canada	The Board of Regents of The University of Texas System	APP	1/11/2001	1/9/2002			T. Mukhopadhyay; J. Roth

EP1425012	Europe	The Board of Regents of The University of Texas System	AP P	1/11/2001	1/9/2002			T. Mukhopadhyay; J. Roth

10/043,877	United States	The Board of Regents of The University of Texas System	APP	1/11/2001	1/9/2002			T. Mukhopadhyay; J. Roth

EP1496979	Europe	The Board of Regents of The University of Texas System	APP	3/22/2002	3/24/2003			L. Ji; J. Roth

11/746,531	United States	The Board of Regents of The University of Texas System	APP	3/22/2002	5/9/2007			L. Ji; J. Roth

10/747,798	United States	Introgen Therapeutics, Inc.	APP	12/27/2002	12/29/2003		p53 treatment of papillomavirus and carcinogen transformed cells in hyperplastic leisions	G. Yoo

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

5643761	United States	Columbia University	PAT	10/27/1993	10/27/1993	7/1/1997	Method for generating a subtracted eDNA library and uses of the generated library	P. Fisher; H. Jiang

6720408	United States	Columbia University	PAT	10/27/1993	12/23/1998	4/13/2004		P. Fisher, H. Jiang

10/417,827	United States	Columbia University	APP	10/27/1993	4/17/2003			P. Fisher; H. Jiang

695540	Australia	Columbia University	PAT	10/27/1993	10/24/1994	11/26/1998		P. Fisher; H. Jiang

2174354	Canada	Columbia University	APP	10/27/1993	10/24/1994			P. Fisher; H. Jiang

98115996.5	Hong Kong	Columbia University	APP	10/27/1993	10/24/1994			P. Fisher; H. Jiang

07-512754	Japan	Columbia University	APP	10/27/1993	10/24/1994			P. Fisher; H. Jiang

702185/1996	Korea	Columbia University	APP	10/27/1993	10/24/1994			P. Fisher; H. Jiang

5710137	United States	Columbia University	PAT	8/16/1996	8/16/1996	1/20/1998	Use of a melanoma differentiation associated gene (MDA-7) for inducing apoptosis of a tumor cell	P. Fisher

6355622	United States	Columbia University	PAT	8/16/1996	2/16/1999	3/12/2002		P. Fisher

6855686	United States	Columbia University	PAT	8/16/1996	11/21/2001	2/15/2005		P. Fisher

727735	Australia	Columbia University	PAT	8/16/1996	8/15/1997	4/5/2001		P. Fisher

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

2263750	Canada	Columbia University	APP	8/16/1996	8/15/1997			P. Fisher

97197914.6	China	Columbia University	PAT	8/16/1996	8/15/1997	9/15/2004		P. Fisher

EP957941	Europe	Columbia University	APP	8/16/1996	8/15/1997			P. Fisher

510102/98	Japan	Columbia University	APP	8/16/1996	8/15/1997			P. Fisher

10-19999-7002342	Korea	Columbia University	APP	8/16/1996	8/15/1997			P. Fisher

991582	Mexico	Columbia University	APP	8/16/1996	8/15/1997			P. Fisher

334034	New Zealand	Columbia University	PAT	8/16/1996	2/3/1999	2/8/2001		P. Fisher

2496918	Canada	Introgen Therapeutics, Inc.	APP	8/28/2002	8/27/2003		Chromatographic methods for adenovirus purification	J. Senesac

688839	Australia	LXR Biotechnology, Inc.	PAT	11/30/1993	11/30/1994	7/2/1998	Novel apoptosis-modulating proteins, DNA encoding the proteins and methods of use thereof	M. Kiefer; P. Barr

2177827	Canada	LXR Biotechnology, Inc.	APP	11/30/1993	5/30/1996			M, Kiefer; P. Barr

EP0731636	Belgium	LXR Biotechnology, Inc.	PAT	11/30/1993	11/30/1994	1/11/2006		M. Kiefer; P. Barr

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

EP0731636	Germany	LXR Biotechnology, Inc.	PAT	11/30/1993	11/30/1994	1/11/2006		M. Kiefer; P. Barr

EP0731636	Spain	LXR Biotechnology, Inc.	PAT	11/30/1993	11/30/1994	1/11/2006		M. Kiefer; P. Barr

EP0731636	France	LXR Biotechnology, Inc.	PAT	11/30/1993	11/30/1994	1/11/2006		M. Kiefer; P. Barr

EP0731636	Great Britain	LXR Biotechnology, Inc.	PAT	11/30/1993	11/30/1994	1/11/2006		M. Kiefer; P. Barr

EP0731636	Greece	LXR Biotechnology, Inc.	PAT	11/30/1993	11/30/1994	1/11/2006		M. Kiefer; P. Barr

EP0731636	Ireland	LXR Biotechnology, Inc.	PAT	11/30/1993	11/30/1994	1/11/2006		M. Kiefer; P. Barr

EP0731636	Italy	LXR Biotechnology, Inc.	PAT	11/30/1993	11/30/1994	1/11/2006		M. Kiefer, P. Barr

EP0731636	Luxembourg	LXR Biotechnology, Inc.	PAT	11/30/1993	11/30/1994	1/11/2006		M. Kiefer; P. Barr

EP0731636	Monaco	LXR Biotechnology, Inc.	PAT	11/30/1993	11/30/1994	1/11/2006		M. Kiefer; P. Barr

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

F1962247	Finland	LXR Biotechnology, Inc.	APP	11/30/1993	11/30/1994			M. Kiefer; P. Barr

NO962188	Norway	LXR Biotechnology, Inc.	APP	11/30/1993	11/30/1994			M. Kiefer; P. Barr

6627190	United States	St. Louis University	PAT	7/12/1999	9/19/2001	9/30/2003	Recombinant adenovirus vectors that are replication competant in tert-expressing cells	W. Wold; K. Toth, K. Doronin; A. Tollefson; M. Kuppuswamy

2005305347	Australia	Introgen Therapeutics, Inc.	APP	11/3/2004	7/22/2005		A novel method for the production and purification of adenoviral vectors	H. Pham; S. Zhang; P. Clarke

2,586,107	Canada	Introgen Therapeutics, Inc.	APP	11/3/2004	7/22/2005			H. Pham; S. Zhang; P. Clarke

20058004233 4.4	China	Introgen Therapeutics, Inc..	APP	11/3/2004	7/22/2005			H. Pham; S. Zhang; P. Clarke

2007-540297	Japan	Introgen Therapeutics, Inc.	APP	11/3/2004	7/22/2005			H. Pham; S. Zhang; P. Clarke

10-2007-7012333	Korea	Introgen Therapeutics, Inc.	APP	11/3/2004	7/22/2005			H. Pharr; S. Zhang; P. Clarke

697088	Australia	Sidney Kimmel Cancer Center	PAT	4/29/1994	4/28/1995	9/24/1998	Enhancing the Sensitivity of Tumor Cells to Therapies	R. Gjerset; R. Sobol

2189032	Canada	Sidney Kimmel Cancer Center	APP	4/29/1994	11/9/1995			R. Gjerset; R. Sobol

9512554	Japan	Sidney Kimmel Cancer Center	APP	4/29/1994	4/28/1995			R. Gjerset; R. Sobol

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

97702915	Korea	Sidney Kimmel Cancer Center	APP	4/29/1994	4/28/1995			R. Gjerset; R. Sobol

6015687	United States	LXR Biotechnology, Inc.	PAT	11/30/1993	6/6/1995	1/18/2000	Novel apoptosis-modulating proteins, DNA encoding the proteins and methods of use thereof	M. Kiefer; P. Barr

5998131	United States	LXR Biotechnology, Inc.	PAT	11/30/1993	10/10/1997	12/7/1999	Screening Methods For The Identification Of Compounds Capable Ofabrogating Bak-Bhrfi Protein Interactions	M. Kiefer; P. Barr

6586395	United States	Tanox, Inc.	PAT	11/30/1993	6/6/1995	7/1/2003	Novel Apoptosis-Modulating Proteins	M. Kiefer; P. Barr

7108989	United States	Tanox, Inc.	PAT	11/30/1993	3/1/2002	9/19/2006	Novel apoptosis-modulating proteins, DNA encoding the proteins and methods of use thereof	M. Kiefer; P. Barr

6015687	United States	LXR Biotechnology, Inc.	PAT	11/30/1993	6/6/1995	6/23/1998	Novel apoptosis-modulating proteins, DNA encoding the proteins and methods of use thereof	M. Kiefer; P. Barr

5770443	United States	LXR Biotechnology	PAT	11/30/1993	6/6/1995	6/23/1998		M. Kiefer; P. Barr

6903195	United States	Tanox, Inc.	PAT	11/30/1993	8/7/2000	6/7/2005	Methods And Compositions For Detecting Cdn Apoptosis-Modulating Proteins	M. Kiefer; P. Barr

11/082,485	United States	Tanox, Inc.	APP	11/30/1993	3/16/2005		Methods And Compositions For Detecting Cdn Apoptosis-Modulating Proteins	M. Kiefer; P. Barr

1139871	China	LXR Biotechnology	APP	11/30/1993	11/30/1994		Novel Apoptosis-Modulating Proteins, Dna Encoding The Proteins And Methods Of Use Thereof	M. Kiefer; P. Barr

9509567	Japan	Tanox, Inc	APP	11/30/1993	11/30/1994		Methods Of Screening For Therapeutic Agents Using M. Novel Apoptosis-Modulating Proteins	M. Kiefer; P. Barr

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

6413544	United States	Department Of Health And Human Services	Pat	8/19/1996	10/4/1999	7/2/2002	Novel Liposomes For Increased Systemic Delivery	N. Smyth-Templeton; G. Pavlakis

6770291	United States	Department Of Health And Human Services	Pat	8/19/1996	11/2/2001	8/3/2004	Novel Liposomes For Increased Systemic Delivery	N. Smyth-Templeton; G. Pavlakis

7,001,614	United States	Department Of Health And Human Services	Pat	8/19/1996	4/15/2004	2/1/2006	Novel Liposomes For Increased Systemic Delivery	N. Smyth-Templeton; G. Pavlakis

2263705	Canada	Department Of Health And Human Services	App	8/19/1996	8/1/1997		Novel Sandwich Liposome Complexes Comprising A Biologically Active Agent	N. Smyth-Templeton; G. Pavlakis

Ep0955999	Switzerland	Department Of Health And Human Services	Pat	8/19/1996	8/1/1997	5/12/2001		N. Smyth-Templeton; G. Pavlakis

Ep0955999	Germany	Department Of Health And Human Services	Pat	8/19/1996	8/1/1997	5/12/2001		N. Smyth-Templeton; G. Pavlakis

Ep0955999	France	Department Of Health And Human Services	Pat	8/19/1996	8/1/1997	5/12/2001		N. Smyth-Templeton; G. Pavlakis

Ep0955999	Great Britain	Department Of Health And Human Services	Pat	8/19/1996	8/1/1997	5/12/2001		N. Smyth-Templeton; G. Pavlakis

Ep0955999	Italy	Department Of Health And Human Services	Pat	8/19/1996	8/1/1997	5/12/2001		N. Smyth-Templeton; G. Pavlakis

Schedule 1.1(a)(i)

PAT/APP NO.	COUNTRY	OWNER	TYPE	EARLIEST PRIORITY DATE	FILING DATE	ISSUE DATE	TITLE	INVENTOR

Ep0955999	Liechtenstein	Department Of Health And Human Services	Pat	8/19/1996	8/1/1997	5/12/2001		N. Smyth-Templeton; G. Pavlakis

Ep0955999	Monaco	Department Of Health And Human Services	Pat	8/19/1996	8/1/1997	5/12/2001		N. Smyth-Templeton; G. Pavlakis

Ep0955999	Sweden	Department Of Health And Human Services	Pat	8/19/1996	8/1/1997	5/12/2001		Nav N. Smyth-Templeton; G. Plakis

730771	Australia	Department Of Health And Human Services	Pat	8/19/1996	8/1/1997	6/28/2001		N. Smyth-Templeton; G. Pavlakis

2000516630	Japan	Department Of Health And Human Services	App	8/19/1996	8/1/1997			N. Smyth-Templeton; G. Pavlakis

Schedule 1.1(a)(2) Assumed Contracts

Patent and Technology License Agreement between Introgen Therapeutics and the Board of Regents, dated July 20, 1994 (with all subsequent amendments, schedules and attachments thereto)

Amended and Restated License Agreement between Introgen Therapeutics, Columbia University and Genquest, Inc. dated July 18, 1997

Exclusive License Agreement between Corixa Corporation, Chinook Corporation and Introgen Therapeutics, Inc. dated July 19, 1999

Milestone Extension Agreement between Trustees’s of Columbia University, Corixa Corporation and Introgen Therapeutics, Inc. dated August 12, 2001

Milestone Extension Agreement between Trustees’s of Columbia University, Corixa Corporation and Introgen Therapeutics, Inc. dated August 12, 2001

Sponsored Research Agreement between Introgen Therapeutics and Oregon Health & Science University, dated September 31, 2007

Collaboration and License Agreement between Introgen Therapeutics and ViRx, dated March 7, 2002

Research Agreement between Introgen Therapeutics and the Board of Regents for the University of Nebraska, dated October 1, 2007

Patent License Agreement between Introgen Therapeutics and the National Institute of Health, dated September 22, 1998

CRADA No. 02177 between Introgen Therapeutics and the National Institute of Health, dated March 22, 2007

Clinical Investigation Agreement between Introgen Therapeutics and the University of Miami, dated May 5, 2000

Patent License Agreement between Introgen and the University of Iowa Research Foundation, dated April 16, 1997

Schedule 1.1(a)(3) Transferred Personal Property Assets

1.	Advexin Vials:

MVB INVENTORY

Description	Lot No.	Part No.	Total No. of Vials
Ad5CMV p53 MAG MVB I	0048-0009	8.50013	5
Ad5CMV p53 INT MVB	01698004 001606	08-00003 08-00003	36 39
Ad5CMV p53 INT WVB	08198001	08-00004	697
Ad-MDA7 MVB	MV241001	08-00049	7
INGN 007 (VRX-007) Virus Stock	004710	08-00051	8
INGN 007 MVB	MV007007	08-00052	93
INGN 201 WVB (Wave Process)	WV201001	08-00059	200

SUBTOTAL			1,085

DP INVENTORY

Description	Lot No.	Part No.	Total No. of Vials
INGN 201 (ADVEXIN)	B1189801 B2159801 B1489901 B1839901 201-02-1-005	10-00007 10-00007 10-00007 10-00007 10-00007	147 538 16 693 108
Advexin (Ad5CMV-p53)- Quarantined, Consistency Batches	P201004 P201005	10-00007 10-00007	21 86
INGN 201 (WAVE Process)	P201001	10-00032	1255
INGN 241	P241001	10-00030	50
INGN 007	P007007	10-00031	952

SUBTOTAL			3,866

TOTAL			4,951

2.	Support Data for Transferred Intellectual Property Rights, including all available:

a)	Clinical Data;

b)	Regulatory Data; and

c)	Radiological Scans and Unused Tissue Samples

d)	1 Terabyte external hard drive of documentation related to Transferred Intellectual Property

Schedule 1.1(a)(5)

Programs are therapeutic products comprising nucleic acid constructs to express, promote or enhance expression of the following proteins or variants thereof:

P53

MDA-7

ADP Vectors comprising a DNA or a nucleotide construct, that expresses or promotes the expression of an E3 11.6K( protein or analog, homologue, variant or derivative of such protein, and a viral vector that is replication competent in at least some cells, alone or in combination with other subject matter. It is understood that an ADP Vector may, in addition, include other subject matter, such as a p53 gene or another gene construct.

It is understood the Programs include Advexin, INGN 225, INGN 241, INGN 007 and other products described above including diagnostic, prognostic and predictive biomarkers of products’ efficacy and toxicity.

MODIFICATION AND ASSIGNMENT OPTION AGREEMENT

COLUMBIA UNIVERSITY — INTROGEN THERAPEUTICS — POPE INVESTMENTS

MDA — 7 GENE

This Milestone Extension and Assignment Option Agreement (the “Agreement”) is dated as of             , 2009 (the “New Effective Date”) and will be effective as of the later of (i) date the Bankruptcy Court enters a final order (“Order”) authorizing the assumption and assignment of the Exclusive License Agreement to Pope and (ii) upon Columbia’s receipt of the Cure Amount, and is by and among: The Trustees of Columbia University in the City of New York, New York (“Columbia”); Introgen Therapeutics, 301 Congress Avenue, Suite 1850, Austin, Texas 78701 (“Introgen”); and Pope Investments II LLC, (“Pope Investments”).

WHEREAS, by the Exclusive License Agreement of July 19, 1999, as amended August 8, 2000 and November 12, 2001 (collectively, the “Exclusive License Agreement”), Introgen is the exclusive licensee from Columbia of certain patents and technology relating to the use of the MDA-7 gene in treating disease; and

WHEREAS, Columbia is successor in interest and assignee to all of the rights of Corixa Corporation and Chinook Corporation under the Exclusive License Agreement; and

WHEREAS, Introgen desires to assign its entire interest and obligation as exclusive licensee and any other interest and obligation under the Exclusive License Agreement to Pope Investments, which in turn will assign the Exclusive License Agreement rights to a new entity that is formed by Pope Investments in accordance with this Agreement,(the “NEWCO”), and following such assignment, such NEWCO will succeed to all of Pope Investement interests and obligations under the Exclusive License Agreement; and

WHEREAS, Columbia and Pope desire to amend the Exclusive License Agreement, as provided for herein, to extend the date for accomplishing a certain milestone event pursuant to the Exclusive License Agreement; and

WHEREAS, Columbia and Pope Investment desire to amend the Exclusive License Agreement, as provided for herein, regarding the transfer of technology to a Newco as further set forth below.;

NOW, THEREFORE, it is agreed as follows:

1. Extension of Date in Exclusive License Agreement. Paragraph 3.1(f) of the Exclusive License Agreement is amended to read as follows:

Event	Date of Accomplishment

(f) Obtain FDA approval to market a vaccine or other therapeutic product in United States	On or before the fifth the anniversary of the New Effective Date

2. Assignment to Pope Investments and Subsequent Sublicense to NEWCO. Introgen hereby assigns its entire right, title and interest in and to the Exclusive License Agreement to Pope Investments. Columbia hereby consents to the foregoing assignment of the Exclusive License Agreement from Introgen to Pope Investments. Pope Investments entire right, title and interest in and to the Exclusive License Agreement shall be subsequently sublicensed to NEWCO, as set forth below. Provided that the sublicense of the Exclusive License Agreement by Pope Investment to NEWCO is in accordance with the terms of this Agreement, Columbia hereby consents to such sublicense. In addition, Pope Investment shall assign its rights, to the extent it is legally able to do so, to any and all intellectual property owned or controlled by Pope Investment, as necessary or useful to support the development, manufacture and/or commercialization of either or both of the Licensed Technology and the Licensed Products, as such terms are defined in the Exclusive License Agreement (collectively “Additional MDA-7 Rights”), to the NEWCO, as set forth below. The Exclusive License Agreement and the Additional MDA-7 Rights to be sublicensed and assigned, respectively, to NEWCO, shall be collectively referred to as the “Technology.”

(a)	Creation of NEWCO. The parties agree to cooperate in the formation of a NEWCO in order to develop and commercialize the Technology in accordance with this Agreement, as follows: (1) Formation of NEWCO. Pope Investments will form a new corporate entity to be the NEWCO hereunder, which formation shall be complete no later than sixty (60) days after Pope Investments have successfully concluded negotiations with Paul Fisher or another third party with respect to development and commercialization of the Technology. The NEWCO’s initial capitalization will consist of founder’s shares held by Columbia equaling 15% of the outstanding common stock of the NEWCO. The remaining 85% of the outstanding common stock of NEWCO shall be held by Pope Investments. The stock held by Columbia pursuant to this provision will be fully dilutable, founders-type shares and mirror the equity interest held by Pope Investments in the NEWCO at its formation, and bear the same rights, preferences and privilege as the equity interest held by Pope Investments

(b)	Negotiations with Paul Fisher. Pope Investments will negotiate in good faith with Paul Fisher and his designees for the transfer of a portion of the 85% of the common stock in the Assignee, but Pope investments does not make any guarantee that such equity interests will be granted.

(c)	NEWCO will enter into a mutually acceptable Development Plan with Columbia and Pope Investments in order to diligently develop and commercialize the Technology.

3. Further Assurances. The parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the actions required by this Agreement.

4. Injunctive Relief. The parties recognize and acknowledge that irreparable damage might result to Columbia or Pope Investments if this Agreement is breached by the other party. In the event of any such breach and in addition to all other remedies to which Columbia or Pope Investments may be entitled, Columbia or Pope Investments shall be entitled to pursue immediate and injunctive relief from any court of competent jurisdiction in connection with such breach, notwithstanding the arbitration procedures provided for in the Exclusive License Agreement

2

5. Payment to Columbia. In consideration of the foregoing, Introgen shall pay in full to Columbia, within ten (10) days from the date the Cure Amount is determined, monies due and owing to Columbia by Introgen under the Exclusive License Agreement (the ‘Cure Amount). The Cure Amount shall be determined though the good faith negotiations of Dr. Robert Sobol and Shai Gilad with reference to the terms of the Exclusive License Agreement and shall be limited to only those expenses due and owing to Columbia pursuant to the Exclusive License Agreement. Such Cure Amount paid to Columbia shall be non-refundable. In the event the parties cannot reach a mutually agreeable Cure Amount determination, then parties shall submit to a hearing in front of the Bankruptcy Court on November 16, 2009 at 1:30pm.

6. Retained Right. Columbia has the right, in the event of failure by Pope Investments or Introgen to comply with the terms and conditions of this Agreement, to terminate the Exclusive License Agreement in accordance with the notice and cure terms of the Exclusive License Agreement.

7. Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to its principles of conflicts of laws, notwithstanding Section 13.7 of the Exclusive License Agreement, The Parties further agree to subject themselves to the personal jurisdiction of the federal and state courts of the State of New York.

8. Validity. This Modification and Assignment Agreement shall not be valid or enforceable without both Bankruptcy Court approval and Columbia’s receipt of Cure Amount in verified funds.

9. No Other Changes. Except as herein amended, the Exclusive License Agreement shall continue in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the New Effective Date.

THE TRUSTEES OF COLUMBIA UNIVERSITY IN THE CITY OF NEW YORK

By:
Name:
Title:

POPE INVESTMENTS II LLC

By:
Name:
Title:

INTROGEN THERAPEUTICS, INC.

By:
Name:
Title:

3

Schedule 3.2(e) Vivante Transferred Assets

1 Vial: HEK293 Master Cell Bank 004374 (part number 08-00047)

3 Vials: HEK293 Working Cell Bank WC007001 (part number 08-00050)

Schedule 6.6—Patent Costs

Docket No.	Title	Date Filed	Application No.	Registration No.	Payment Due

INRP:097U5D1	Protamine Adenoviral Vector Complexes and Methods of Use	5/09/07	11/746531		11/01/09: $130.00

INRP:005USD2	Recombinant P53 Adenovirus Methods and Compositions	6/11/02	10/170240	7033750	10/25/09: $1225.00

INRP:005-AU	Recombinant P53 Adenovirus Methods and Compositions	10/28/94	80949/94	698437	10/28/09: $1301.00

INRP:005-CA	Recombinant P53 Adenovirus Methods and Compositions	10/28/94	2174556	2174556	10/28/09: $890.00

INRP:005-CN	Recombinant P53 Adenovirus Methods and Compositions	10/28/94	94194354.2	94194354.2	10/28/09: $1638.00

INRP:005-CZ	Recombinant P53 Adenovirus Methods and Compositions	10/28/94	PV1225-96	288790	10/28/09: $1421.00

INRP:005-HU	Recombinant P53 Adenovirus Methods and Compositions	10/28/94	P9601084	222981	10/28/09: $1411.00

INRP:005-PL	Recombinant P53 Adenovirus Methods and Compositions	10/28/94	P314311	186151	10/28/09: $1243.00

INRP:005-RU	Recombinant P53 Adenovirus Methods and Compositions	10/28/94	96110223	2222600	10/28/09: $1120.00

INRP:005-UA	Recombinant P53 Adenovirus Methods and Compositions	10/28/94	96041651	73265	10/28/09: $1302.00

INGN:168WO	P53 Biomarkers	01/26/09	PCT/US2009/032029		Deadline to file Chapter 11 demand is 10/29/09

INRP:008-AU	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	23924/95	694216	10/24/09: $1300.00

INRP:008-BR	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	PI9507506.2		10/24/09: $1300.00

INRP:008-BRD1	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	PI9510797.5		10/24/09: $1300.00

INRP:008-CN	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	95192776.0	95192776	10/24/09: $2000.00

INRP:008-CZ	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	PV3121/96	295144	10/24/09: $2000.00

INRP:008-EAT	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	95917100.0	0760675	10/30/09: $2300.00

INRP:008-EAT1	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	01110982.4	E383167	10/30/09: $2300.00

INRP:008-EBE	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	95917100.00	0760675	10/30/09: $1500.00

INRP:008-EBE1	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	01110982.4	1157702	10/30/09: $1500.00

1

Docket No.	Title	Date Filed	Application No.	Registration No.	Payment Due

INRP:008-ECH	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	95917100.0	0760675	10/30/09: $1300.00

INRP:008-ECHL1	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	01110982.4	1157702	10/30/09: $1300.00

INRP:008-EDE	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	95917100.0	69521994.4	10/30/09: $2700.00

INRP:008-EES	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	95917100.0	2160707	10/30/09: $1600.00

INRP:008-EES1	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	01110982.4	1157702	10/30/09: $1600.00

INRP:008-EFR	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	959171000.0	0760675	10/30/09: $1700.00

INRP:008-EGB	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	959171000.0	0760675	10/30/09: $1500.00

INRP:008-EIE	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	959171000.0	0760675	10/30/09: $1600.00

INRP:008-EIE1	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	01110982.4	1157702	10/30/09: $1600.00

INRP:008-EIT	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	95917100.0	0760675	10/30/09: $2100.00

INRP:008-EIT1	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	01110982.4	1157702	10/30/09: $2100.00

INRP:008-ELU	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	95917100.0	0760675	10/30/09: $1300.00

INRP:008-ELU1	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	01110982.4	1157702	10/30/09: $1300.00

INRP:008-EMC	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	95917100.0	0760675	10/30/09: $1600.00

INRP:008-EMC1	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	01110982.4	1157702	10/30/09: $1600.00

INRP:008-ENL	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	95917100.0	0760675	10/30/09: $2500.00

INRP:008-ENL1	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	01110982.4	1157702	10/30/09: $2500.00

INRP:008-ESE	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	95917100.0	0760675	10/30/09: $1600.00

2

Docket No.	Title	Date Filed	Application No.	Registration No.	Payment Due

INRP:008-ESE1	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	01110982.4	1157702	10/24/09: $1600.00

INRP:008-HU	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	P9602937	221279	10/30/09: $2100.00

INRP:008-PL	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	P-317105	185749	10/24/09: $1600.00

INRP:008-RU	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	96122787	2146149	10/24/09: $2000.00

INRP:008-NO	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/95	19964527	325560	10/30/09: $1700.00

INRP:005E-	Recombinant p53 Adenovirus Methods and Compositions	10/28/94	94932099.8		11/3/09: $600.00

AO-INRP:008	Methods and Compositions Comprising DNA Damaging Agents and p53	4/24/94	08/233002	5747469	11/5/09: $4110.00

INRP:083US	Methods and Compositions for Non-Viral Gene Therapy for Treatment of Hyperproliferative Diseases	5/24/00	09/575473		11/12/09: $1730.00

INGN:147US	Compositions and Methods Involving Gene Therapy and Proteasome Modulation	9/16/08	11/672896		11/18/09: $130.00

INRP:083EBE	Methods and Compositions for Non-Viral Gene Therapy for Treatment of Hyperproliferative Diseases	5/24/00	00936279.9	1180016	11/30/09: $1300.00

INRP:083ECH	Methods and Compositions for Non-Viral Gene Therapy for Treatment of Hyperproliferative Diseases	5/24/00	00936279.9	1180016	11/30/09: $1400.00

INRP:083EDE	Methods and Compositions for Non-Viral Gene Therapy for Treatment of Hyperproliferative Diseases	5/24/00	00936279.9	60030970.3	11/30/09: $1500.00

INRP:083EES	Methods and Compositions for Non-Viral Gene Therapy for Treatment of Hyperproliferative Diseases	5/24/00	00936279.9	1180016	11/30/09: $1400.00

INRP:083EFR	Methods and Compositions for Non-Viral Gene Therapy for Treatment of Hyperproliferative Diseases	5/24/00	00936279.9	1180016	11/30/09: $1400.00

INRP:083EGB	Methods and Compositions for Non-Viral Gene Therapy for Treatment of Hyperproliferative Diseases	5/24/00	00936279.9	1180016	11/30/09: $1300.00

INRP:083EIT	Methods and Compositions for Non-Viral Gene Therapy for Treatment of Hyperproliferative Diseases	5/24/00	00936279.9	36672BE/20 06	11/30/09: $2000.00

INRP:083ESE	Methods and Compositions for Non-Viral Gene Therapy for Treatment of Hyperproliferative Diseases	5/24/00	00936279.9	1180016	11/30/09: $1400.00

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